UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.     )

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8x8, Inc.
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8X8, INC.

NOTICE OF THE 2016 ANNUAL MEETING OF STOCKHOLDERS

JULY 22, 2016

Dear Stockholder:

The 2016 Annual Meeting of Stockholders (the "2016 Annual Meeting") of 8x8, Inc., a Delaware corporation (the "Company"), will be held Friday, July 22, 2016, at 10:00 a.m., local time, at the corporate offices of the Company at 2125 O'Nel Drive, San Jose, California 95131, for the following purposes:

  To elect seven directors to hold office until the 2017 Annual Meeting of Stockholders and until their respective successors have been elected and qualified. The Company's nominees are Bryan R. Martin, Guy L. Hecker, Jr., Vikram Verma, Eric Salzman, Ian Potter, Jaswinder Pal Singh, and Vladimir Jacimovic;
  To ratify the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2017; and
  To approve the amendments to the Company's 2012 Equity Incentive Plan to increase the number of shares currently reserved for issuance thereunder by 4,500,000 shares, as well as other amendments to such plan, including a limit on the annual value of equity awards to non-employee directors.

These items of business are more fully described in the proxy statement accompanying this notice. Only stockholders of record at the close of business on June 3, 2016, are entitled to notice of and to vote at the 2016 Annual Meeting or at any adjournment or postponement thereof.

All stockholders are cordially invited to attend the 2016 Annual Meeting in person. However, to ensure your representation at the 2016 Annual Meeting, you are urged to vote as promptly as possible. Any stockholder of record attending the 2016 Annual Meeting may vote in person even if he or she has previously returned a proxy. For ten days prior to the 2016 Annual Meeting, a complete list of stockholders entitled to vote at the 2016 Annual Meeting will be available for examination by any stockholder for any purpose relating to this 2016 Annual Meeting, during ordinary business hours at the Company's corporate headquarters located at 2125 O'Nel Drive, San Jose, California 95131.

By Order of the Board of Directors

Bryan R. Martin
Chairman

San Jose, California
June 24, 2016

8X8, INC.

2125 O'Nel Drive
San Jose, California 95131

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The accompanying proxy is solicited by the Board of Directors (the "Board") of 8x8, Inc. (referred to throughout this proxy statement as "8x8," the "Company," "we," "us," and "our"), a Delaware corporation, for use at the 2016 Annual Meeting of Stockholders (the "2016 Annual Meeting") to be held July 22, 2016, at 10:00 a.m., local time, or at any adjournment thereof. The 2016 Annual Meeting will be held at our principal executive offices at 2125 O'Nel Drive, San Jose, California 95131. Our telephone number is (408) 727-1885.

This proxy statement, the accompanying proxy card and our Annual Report on Form 10-K for the year ended March 31, 2016 ("Annual Report") are being mailed on or about June 27, 2016 to all stockholders of our common stock as of the record date of June 3, 2016 (the "Record Date"). On the Record Date, we had 89,499,932 shares of common stock issued and outstanding held in street name or by registered stockholders.

Furthermore, stockholders who wish to view our Annual Report, as filed with the Securities and Exchange Commission, or the SEC, including our audited financial statements, will find it available on the Investor Relations section of our website at http://www.8x8.com. To request a printed copy of our proxy and Annual Report, which we will provide to you free of charge, either: write to 8x8's Investor Relations Department at 8x8, Inc., 2125 O'Nel Drive, San Jose, CA 95131; call us at (866) 587-8516; or email us at 2016@8x8.com.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE 2016 ANNUAL MEETING

Q: What information is contained in this proxy statement?

A: The information in this proxy statement relates to the proposals to be voted on at the 2016 Annual Meeting, the voting process, our corporate governance, the compensation of our directors and named executive officers in fiscal 2016, and other required information.

Q: What shares can I vote?

A: Each share of 8x8 common stock issued and outstanding as of the Record Date is entitled to vote on all proposals presented at the 2016 Annual Meeting. You may vote all shares owned by you as of the Record Date, including (1) shares held directly in your name as the stockholder of record and (2) shares held for you as the beneficial owner in street name.

Q: How many votes am I entitled to per share?

A: Each holder of shares of common stock is entitled to one vote for each share of common stock held as of the Record Date.

Q: Can I attend the 2016 Annual Meeting?

A: You are entitled to attend the 2016 Annual Meeting only if you were an 8x8 stockholder or joint holder as of the Record Date, or if you hold a valid proxy for the 2016 Annual Meeting. You should be prepared to present government-issued photo identification (such as a driver's license or passport) for admittance. If you are not a stockholder of record but hold shares in street name through a broker, trustee or nominee, you should be prepared to provide proof of beneficial ownership as of the Record Date, such as your most recent account statement prior to June 3, 2016, a copy of the voting instruction card provided by your bank, broker, trustee or nominee, or other similar evidence of ownership.

The meeting will begin promptly at 10:00 a.m., local time. Check-in will begin at 9:30 a.m., local time, and you should allow ample time for the check-in procedures.

Q: How can I vote my shares in person at the 2016 Annual Meeting?

A: Shares held in your name as the stockholder of record may be voted by you in person at the 2016 Annual Meeting. Shares held beneficially in street name may be voted by you in person at the 2016 Annual Meeting only if you obtain a valid proxy, or "legal proxy," from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the 2016 Annual Meeting, we recommend that you also submit your voting instructions prior to the meeting to ensure your vote will be counted if you later decide not to attend the meeting.

Q: How can I vote my shares without attending the 2016 Annual Meeting?

A: If you hold shares directly as the stockholder of record, you may direct how your shares are voted without attending the 2016 Annual Meeting in accordance with the instructions included in the proxy statement and proxy. Our Chief Executive Officer and our Chief Financial Officer have been designated by the Board to be the proxy holders for the 2016 Annual Meeting. They will cast votes on Proposal Nos. One, Two, and Three at the meeting in accordance with the direction provided in the proxy.

Q: Can I change my vote?

A: Your proxy is revocable and you may change your vote at any time prior to the vote at the 2016 Annual Meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), by providing a written notice of revocation to 8x8, Inc., Attn: Secretary, 2125 O'Nel Drive, San Jose, CA 95131, prior to your shares being voted, or by attending the 2016 Annual Meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, trustee or nominee following the instructions they provided or, if you have obtained a legal proxy from your broker or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Q: How many shares must be present or represented to conduct business at the 2016 Annual Meeting?

A: The quorum requirement for holding and transacting business at the 2016 Annual Meeting is that holders of a majority of the voting power of the issued and outstanding shares of our common stock must be present in person or represented by proxy. Both abstentions and broker non-votes are counted for the purpose of determining the presence of a quorum.

Q: What is the voting requirement to approve each of the proposals?

A: The voting requirements for the proposals that we will consider at the Annual Meeting are:

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Proposal No. 1-Election of Directors. The seven nominees receiving the most votes cast "FOR" his election shall be elected as directors, provided that pursuant to a policy adopted by the Board, any director nominee who fails to receive more votes cast "FOR" his election than "WITHHELD" is expected to tender his resignation to the Governance and Nominating Committee of the Board, which is authorized to consider each resignation tendered under the policy and recommend to the Board whether or not to accept the resignation.

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Proposal No. 2-Ratification of Appointment of Moss Adams LLP as Independent Registered Public Accounting Firm. An affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote on this proposal at the Annual Meeting is necessary for approval of this proposal.

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Proposal No. 3-Approval of Amendments to the 2012 Equity Incentive Plan including an Increase in the Number of Shares of Common Stock Reserved for Issuance, and Limit on the Value of Annual Awards to Non-Employee Directors. An affirmative vote of the holders of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting will constitute approval of this proposal.

Q: What happens if additional matters are presented at the 2016 Annual Meeting?

A: Other than the items of business described in this proxy statement, we are not aware of any additional business to be acted upon at the 2016 Annual Meeting. If you grant a proxy, the named proxy holders, Vikram Verma and Mary Ellen Genovese, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting except with respect to broker non-votes, as explained below. If, for any reason, any of our nominees is not available as a candidate for director, the named proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q: How will votes be counted at the 2016 Annual Meeting?

A: An automated system administered by Broadridge Financial Solutions, Inc. ("Broadridge") will tabulate stockholder votes by proxy instructions submitted by beneficial owners over the Internet, by telephone, or by proxy cards mailed to Broadridge. Our transfer agent, Computershare Investor Services, will tabulate stockholder votes submitted by proxies submitted by stockholders of record other than beneficial owners. The inspector of the election will tabulate votes cast in person at the 2016 Annual Meeting.

Q: How are "broker non-votes" and abstentions treated?

A: Brokers holding shares in street name for customers have discretionary authority to vote on some matters when they have not received instructions from the beneficial owners of shares. Under the Delaware General Corporation Law, an abstaining vote and a broker "non-vote" are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Annual Meeting. A broker "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner signs and returns a proxy with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in "street name") but does not vote on a particular matter due to a lack of discretionary voting power and instructions from the beneficial owner. Under listing rules governing voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters but not on non-routine matters. At the Annual Meeting, the uncontested election of nominees for the Board and the amendment of the 2012 Plan are non-routine matters under these rules. Brokers that do not receive instructions from the beneficial owners of the shares are entitled to vote only on Proposal No. 2 (the ratification of appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal 2017 audit).

Broker non-votes are considered present but not entitled to vote at the meeting. They will not affect the outcome of the vote on any of the proposals at the Annual Meeting because broker non-votes are excluded from the tabulation of votes cast on each proposal. Abstentions are counted as present and entitled to vote for purposes of establishing a quorum. An abstention will have no effect on the election of directors under Proposal No. 1. However, an abstention will have the same effect as a vote "against" the ratification of the appointment by the Audit Committee of Moss Adams LLP as our independent registered public accounting firm for the fiscal 2017 audit under Proposal No. 2, and the approval of amendments to the 2012 Equity Incentive Plan under Proposal 3, because a vote in favor of each of these proposals from a majority of the shares present in person or by proxy and entitled to vote is needed for approval.

Q: Who will serve as inspector of elections?

A: The inspector of elections will be a representative from the Company.

Q: What should I do if I receive more than one set of voting materials?

A: You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate proxy card for each brokerage account in which you hold shares. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote using each control number and proxy card that you receive.

Q: Who will bear the cost of soliciting votes for the 2016 Annual Meeting?

A: We are making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges you may incur. If you choose to vote by telephone, you are responsible for any telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities.

PROPOSAL NO. ONE:

ELECTION OF DIRECTORS

Nominees

The Board currently consists of seven directors, all of whom have been nominated for re-election at the 2016 Annual Meeting and have agreed to serve if elected.

Proxies cannot be voted for a greater number of individuals than the number of nominees named. Each of the directors elected at the 2016 Annual Meeting will hold office until the 2017 Annual Meeting of Stockholders or until his successor has been duly elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of our seven nominees named below, all of whom are directors currently serving on the Board. In the event that any of our nominees becomes unable or declines to serve as a director at the time of the 2016 Annual Meeting, the proxy holders will vote the proxies for any substitute nominee who is designated by the current Board to fill the vacancy. It is not expected that any nominee listed below will be unable or will decline to serve as a director. The names of the nominees and certain information about each of them are set forth below.

Name	Age	Principal Occupation	Director Since
Bryan R. Martin	48	Chairman of the Board and Chief Technology Officer, 8x8, Inc.	2001
Guy L. Hecker, Jr. (1)(2)(3)(4)	84	Major General, USAF, Retired	1997
Vikram Verma	51	Chief Executive Officer, 8x8, Inc.	2012
Eric Salzman (1)(3)(4)	49	Managing Member, SarniHaan Capital Partners LLC	2012
Ian Potter (1)(3)	52	Managing Partner of Lion City Capital Partners	2013
Jaswinder Pal Singh(1)	50	Professor of Computer Science at Princeton University and	2013
		Chairman and Co-Founder of Gwynnie Bee, Inc.
Vladimir Jacimovic	52	Managing Partner, Continuum Capital Partners	2014

__________

(1) Member of the Audit Committee
(2) Lead director
(3) Member of the Compensation Committee
(4) Member of the Governance and Nominating Committee

Except as indicated below, each nominee or incumbent director has been engaged in the principal occupation set forth above during the past five years. There are no family relationships between any of our directors or executive officers. There are also no arrangements or understandings between any director, nominee or executive officer and any other person pursuant to which he or she has been or will be selected as a director and/or executive officer.

Bryan R. Martin has served as our Chairman of the Board since December 2003, our Chief Technology Officer since September 2013, and as a director since February 2001. From February 2002 to September 2013, he served as our Chief Executive Officer.  From March 2007 to November 2008, and again from April 2011 to December 2011, he served as President. From February 2001 to February 2002, he served as President and Chief Operating Officer. He served as Senior Vice President, Engineering Operations from July 2000 to February 2001 and as the Company's Chief Technical Officer from August 1995 to August 2000. He also served as a director from January 1998 to July 1999. In addition, Mr. Martin served in various technical roles for the Company from April 1990 to August 1995. He received a B.S. and a M.S. in Electrical Engineering from Stanford University. We believe Mr. Martin's qualifications to serve as a director include his tenure as our Chief Executive Officer and as a member of our Board, his more than 25 years of service to us with extensive experience in the development and sale of communications technologies and services and the 51 United States patents issued to him in the fields of semiconductors, computer architecture, video processing algorithms, videophones and communications.

Major General Guy L. Hecker, Jr. has served as a director since August 1997 and lead director since January 2010. He was the founder of Stafford, Burke and Hecker, Inc., a consulting firm based in Alexandria, Virginia, and served as its President from 1982 to 2008. Prior to his retirement from the United States Air Force in 1982, Major General Hecker's duties included serving as Director of the Air Force Office of Legislative Liaison and an appointment in the Office of the Deputy Chief of Staff, Research, Development and Acquisition for the Air Force. Earlier, he served as a pilot and commander in both fighter and bomber aircraft units, including command of a bomber wing and an air division. During his Air Force career, Major General Hecker was awarded a number of military decorations, including the Air Force Distinguished Service Medal, the Silver Star, the Legion of Merit (awarded twice) and the Distinguished Flying Cross. He currently serves on the board of directors of NavCom Defense Electronics. Major General Hecker received a B.A. from The Citadel, an M.A. in International Relations from George Washington University, an honorary Ph.D. in military science from The Citadel and completed the management development program at Harvard Business School. We believe that Major General Hecker's qualifications to serve on the Board include his extensive business and investing experience, including the founding of a successful business at Stafford, Burke and Hecker after retiring from the Air Force and his involvement in venture capital investing including being an initial investor in Micron Computer, a subsidiary of Micron Technology, Inc., prior to its initial public offering and a director and principal shareholder of NavCom Defense Electronics since its founding in 1984.

Vikram Verma has served as our Chief Executive Officer since September 2013 and as a director since January 2012.  From 2008 to August 2013, Mr. Verma was President of Strategic Venture Development at Lockheed Martin with responsibility for monetizing existing Lockheed Martin technologies in new global commercial markets through technology incubators, intellectual property licensing and international strategic partnerships. From 2006 to 2008, Mr. Verma was President of IS&GS Savi Group, a Lockheed Martin technology and information services division providing real-time supply chain management and security solutions for government and commercial markets worldwide.  Prior to that, he was Chairman and Chief Executive Officer of Savi Technology, Inc., a leader in RFID-based tracking and security solutions and a pioneer in using RFID tags to track cargo containers and their content globally via public and private clouds.  Savi was acquired by Lockheed Martin in 2006.  Mr. Verma holds a B.S degree from the Florida Institute of Technology, a M.S.E degree from University of Michigan and the graduate degree of Engineer in electrical engineering from Stanford University. He has also attended executive management programs at the Harvard Business School, Stanford Graduate School of Business and the University of California at Berkeley Haas School of Business. He has been granted eight patents and has won numerous other accolades including being named a "Technology Pioneer" by the World Economic Forum in Davos, Switzerland and a Tau Beta Pi - Williams Fellow. We believe Mr. Verma's qualifications to serve as a director, in addition to being our Chief Executive Officer, include his experience leading Savi Technology, Inc. through its growth and eventual sale to Lockheed Martin and his expertise bringing advanced technology-based solutions to new domestic and international markets, all of which are critical components for our business success.

Eric Salzman has served as a director since February 2012. Mr. Salzman has nearly 20 years of experience investing in and advising technology companies with a focus on the communications and software sectors.  Mr. Salzman has extensive M&A, capital markets, private equity and board experience having served as a board member or board observer at 15 companies and is currently a director at three private equity owned technology companies.  Since 2011, Mr. Salzman has been the Managing Member of SarniHaan Capital Partners LLC, a boutique consulting firm that provides high impact strategic advice to public and private technology companies and maintains an investment banking affiliation with Monarch Capital Group, LLC.  Prior to establishing SarniHaan Capital Partners LLC, Mr. Salzman was employed by Lehman Brothers Holdings as a Managing Director in the Private Equity and Principal Investing Group as well as in the Global Trading Strategies Division.  Prior to Lehman Brothers, Mr. Salzman was a senior research analyst covering the technology and communications sectors in the hedge fund industry and was a senior private equity investment professional at two communications-focused private equity funds.  Mr. Salzman began his career in the M&A Group at CS First Boston.  Mr. Salzman has a B.A. Honors from the University of Michigan and a MBA from Harvard University.

Ian Potter has served as a director since September 2013. Mr. Potter is currently a Distinguished Fellow with INSEAD's Global Private Equity Initiative, a Founding Partner of Lion City Applied Science and the Managing Partner of Lion City Capital Partners. Lion City Capital Partners is a privately held investment holding company in Singapore that seeks to make direct investments in technology and natural resources companies. From 1994 until his retirement in 2014, he worked for Morgan Stanley in Asia where he supervised all aspects of the firm's commodity business while serving on a number of internal and external private company boards. During this time, he opened the group's New Delhi, Shanghai, and Tokyo offices and was responsible for developing the group's capacity across the region and expanding its product offerings. Mr. Potter began his career in finance in London and New York working for Chase Manhattan Bank N.A. where he contributed to the development of the bank's interest rate and currency derivatives business. He holds an MBA from INSEAD in France and a BA from Queen's University in Canada. We believe Mr. Potter's qualifications to serve as a director include his 25 years in international business development, management, and operational experience.

Jaswinder Pal Singh has served as a director since October 2013.  Dr. Singh is currently a Full Professor of Computer Science at Princeton University, where he has served on the faculty for over 20 years. He is also a director of InMobi, a mobile advertising company, and of Gwynnie Bee, Inc., an Internet technology company in the retail space. Previously, he was Co-founder and Chief Technology Officer at FirstRain, Inc., a SaaS provider of market intelligence solutions for the enterprise, where he led the development of award-winning technologies and products for web-based communication and information access. Dr. Singh also served as an advisor to Right Media, Inc., a SaaS online advertising exchange that was acquired by Yahoo in 2007, and later led the development of Yahoo's innovative next-generation advertising marketplace.  Dr. Singh has a BSE degree from Princeton University and obtained his MS and PhD degrees from Stanford University. We believe Dr. Singh's qualifications to serve as a director include his qualification as a leading authority on scalable computing systems, infrastructure and applications and his service to several technology companies.  He also is a coauthor of Parallel Computer Architecture: A Hardware-Software Approach, the leading textbook in parallel computing, an inventor under of several patents, and an author of over 75 published research papers.

Vladimir Jacimovic has served as a director since March 2014. Mr. Jacimovic is the Founder and Managing Partner of Continuum Capital Partners, an investment firm that specializes in crossover investments targeting private and public technology companies. Previously, Mr. Jacimovic was a Partner at New Enterprise Associates (NEA), a leading global venture capital firm focused on helping entrepreneurs build transformational businesses across multiple stages, sectors and geographies, and a Managing Director at Crosslink Capital, a leading stage-independent venture capital firm. Since beginning his venture career in 1996, Mr. Jacimovic has been involved in more than 30 investments in software, communications, and technology enabled services. We believe Mr. Jacimovic's qualifications to serve as director include his 25 years of investing and operating experience with high growth companies in the technology and services industry with specific expertise in the SaaS, big data and security segments.

Vote Required and Recommendation

The seven nominees receiving the most votes cast "FOR" his selection shall be elected as directors at the Annual Meeting. However, the Board has adopted a policy requiring each director nominee to agree that, if the nominee fails to receive more votes cast "FOR" his selection than "WITHHELD," the nominee shall tender his resignation to the Governance and Nominating Committee of the Board, which is authorized to consider each resignation tendered under the policy and recommend to the Board whether or not to accept the resignation. Each nominee for director has agreed to abide by this policy.

The Board unanimously recommends that the stockholders vote "FOR" the election of the nominees set forth above.

PROPOSAL NO. TWO:

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of the Board is directly responsible for the appointment of our independent registered public accounting firm. The Audit Committee has appointed Moss Adams LLP, Independent Registered Accounting Firm, to audit our financial statements for the fiscal year ending March 31, 2017. The Board proposes that the stockholders ratify this appointment. The Audit Committee understands the need for Moss Adams LLP to maintain objectivity and independence in its audits of our financial statements.

The Audit Committee retained Moss Adams LLP to audit our consolidated financial statements for fiscal 2016 and also to provide other auditing and non-auditing services in fiscal 2016. The Audit Committee has reviewed all non-audit services provided by Moss Adams LLP and has concluded that the provision of such services was compatible with maintaining Moss Adams LLP's independence in the conduct of its auditing functions.

To help ensure the independence of the independent registered public accounting firm, the Audit Committee has adopted a policy for the pre-approval of all audit and non-audit services to be performed for us by our independent registered public accounting firm. The Audit Committee may delegate to one or more of its members the authority to grant the required approvals, provided that any exercise of such authority is presented to the full Audit Committee at its next regularly scheduled meeting.

The following table sets forth the aggregate fees billed to us by Moss Adams LLP for the fiscal years ended March 31, 2016 and 2015:

Service Categories	Fiscal 2016	Fiscal 2015
Audit fees (1)	$607,500	$452,000
Audit-related fees (2)	14,000	13,000
Tax fees (3)	-	-
All other fees (4)	2,500	2,367
Total	$624,000	$467,367

__________

(1)

Audit fees consist of fees for professional services provided in connection with (i) the audit of our financial statements; (ii) audit of our internal control over financial reporting; (iii) reviews of our quarterly financial statements; and (iv) filing Form S-8 registration statements with the SEC.

(2)	Audit-related fees consist of fees for professional services provided in conjunction with the audit of our employee benefit plan.
(3)	Tax fees consist of fees billed for professional services rendered for tax consultations.
(4)	All other fees include fees for an online accounting research tool.

Vote Required and Recommendation

The ratification of the selection of Moss Adams LLP as our independent registered public accounting firm for fiscal 2017 will require the affirmative vote of holders of a majority of the shares entitled to vote on this matter. Abstentions will be counted for purposes of determining the presence or absence of a quorum, but are not counted as affirmative votes. In the event that stockholders fail to ratify the appointment, the Audit Committee may reconsider its selection. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interests.

Representatives of Moss Adams LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

The Board unanimously recommends that the stockholders vote "FOR" the proposal to ratify our Audit Committee's appointment of Moss Adams LLP to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2017.

PROPOSAL NO. THREE:
APPROVE AMENDMENTS TO THE 2012 EQUITY INCENTIVE PLAN INCLUDING AN INCREASE IN THE NUMBER
OF SHARES CURRENTLY RESERVED FOR ISSUANCE THEREUNDER
OF 4,500,000 SHARES AND A LIMIT ON THE ANNUAL AWARD TO NON-EMPLOYEE DIRECTORS

We are requesting that the stockholders vote in favor of approving amendments to the Amended and Restated 2012 Equity Incentive Plan ("2012 Plan"), as approved by our Board on June 22, 2016, including an increase in the number of shares currently reserved for issuance thereunder by adding to the share reserve an additional 4,500,000 shares, in addition to the other amendments described below. The maximum number of shares of common stock which may be issued or made subject to awards under the 2012 Plan will be 15,400,000 shares following the increase.

We have experienced steady growth in recent years, with our workforce increasing from 565 employees as of March 31, 2015 to 810 employees as of March 31, 2016. Over 500 of our regular, full-time employees currently hold stock options or other equity awards, with over 55% of all outstanding awards held by non-executive employees.

As a growing cloud-based services company headquartered in Silicon Valley, we must compete with many successful companies for a limited pool of talented people. We believe it is essential that we continue our use of equity compensation to help retain our skilled employees and recruit talented new employees to achieve our objectives, which include growing our business, developing new services and increasing stockholder value. Employees with a stake in the future success of our business are highly motivated to achieve long-term growth and increase stockholder value. We intend to use the additional shares to recruit and retain employees in the highly competitive job market in Silicon Valley and anticipate the duration of the increased share pool to be two to four years.

We also recognize the dilutive impact of our equity compensation programs on our stockholders and continuously strive to balance this concern with the competition for talent, competitive compensation practices and the need to attract and retain talent. Our three year average annual gross burn rate, calculated using the Institutional Shareholder Services ("ISS") methodology, is approximately 5.95%, which is above the ISS burn rate threshold of 5.22% applied to the Telecommunications Services GICS sub-industry. We believe Industry sector 4510, Software and Services, is more representative of our business model and many of our competitors who have similar business models, and with whom we compete for talent, are classified in the 4510 benchmark. The burn rate threshold for Software and Service is 8.74%.

In addition to the proposed increase in the number of shares reserved for issuance under the 2012 Plan, we also are seeking shareholder approval of the following amendments (descriptions are qualified by reference to proposed amendments to the 2012 Plan itself) even though applicable law and the listing rules of NASDAQ permit the adoption of certain amendments without stockholder approval:

  "Fungible" Share Counting. The number of shares available for issuance under the 2012 Plan will be reduced by 1.7 shares for every share granted in connection with a restricted share or stock unit award granted on or after July 22, 2016, and by one share for every share granted in connection with a stock option or stock appreciation right. Correspondingly, the number of shares available for issuance under the 2012 Plan will be increased by 1.7 shares for each share covered by the forfeited portion of a restricted share of stock unit award and by one share for every share covered by the forfeited portion of a stock option or stock appreciation right. Currently, the 2012 Plan uses a 1.5 ratio for share counting purposes in these contexts.
  Share Counting for Withholding. Shares tendered or withheld in satisfaction of withholding obligations of 8x8 or any of our affiliates resulting from the exercise of an option will not be available again under the 2012 Plan.
  Minimum Vesting. Except for a limited number of awards (covering up to 5% of the shares available for issuance under the 2012 Plan), no award shall vest, in whole or in part, before the first anniversary of the date of grant or, in the case of vesting based upon the attainment of performance goals or other performance-based objectives, the first anniversary of the commencement of the period over which performance is evaluated. This effectively results in a minimum vesting period of 12 months. Notwithstanding the foregoing, our Board or Compensation Committee may provide that vesting restrictions may lapse or be waived upon a participant's death or disability or the consummation of certain specified corporate transactions. Currently, there is no comparable provision in the 2012 Plan.
  Limitation on Awards to Non-Employee Directors. The amended 2012 Plan limits awards granted to non-employee directors in any calendar year to a maximum of $650,000 in grant date fair value. Currently, there is no comparable provision in the 2012 Plan.
  Clawback. If our Compensation Committee determines that a participant has intentionally committed an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty during the participant's employment that contributed to an obligation to restate our financial statements, the participant shall be required to repay to us, in cash and upon demand, Award Proceeds (defined below) resulting from any sale or other disposition of shares issued or issuable under an award (1) if the sale or disposition was effected during the twelve-month period following the first public issuance or filing with the SEC of the financial statements required to be restated, or (2) if the shares were issued as a result of vesting criteria that were determined to be satisfied based all or in part on the financial statements required to be restated. In the preceding sentence, "Award Proceeds" means, with respect to any sale or other distribution, an amount determined appropriate by our Compensation Committee to reflect the effect of the restatement on our stock price, up to the amount equal to the number of shares sold or disposed multiplied by the excess of market value at the time of such sale or disposition over the amount paid, if any, to purchase the shares. Currently, there is no comparable provision in the 2012 Plan.

  Repricings. Our ability to reprice outstanding stock options and stock appreciation rights is clarified so that we may not, other than in connection with certain corporate events where a reduction in exercise price is necessary for equitable treatment of award holders (such as a share split), without stockholder approval, reduce the exercise price of a stock option or stock appreciation right or exchange a stock option or stock appreciation right for a new award with a lower (or no) purchase price or for cash.

These proposed amendments are reflected in bold type face in the form of the Amended and Restated 2012 Equity Incentive Plan filed with the Proxy Statement as Appendix A.

Promotion of Good Corporate Governance Practices

The existing 2012 Plan also includes a number of responsible corporate governance provisions. These include, but are not limited to, the following:

  No "Evergreen." The 2012 Plan does not include an "evergreen" feature pursuant to which the shares authorized for issuance under the Plan can be automatically replenished.
  No Transferability. Awards generally may not be transferred, expect by will or the laws of descent and distribution, unless approved by the Compensation Committee of our Board.
  No Tax Gross-ups. The 2012 Plan does not provide for any tax gross-ups.

Furthermore, the addition of a clawback provision, clarification of the repricing limitation, and the limitations on awards to non-employee directors also reflect responsible corporate governance practices.

Suspension of Grants under 2013 New Employee Inducement Incentive Plan

In connection with its approval of the proposed amendments to the 2012 Plan, the Board has approved the suspension of future grants under the 2013 New Employee Inducement Incentive Plan ("2013 Plan"), effective immediately upon stockholder approval of the proposed 2012 Plan amendments. In addition, the 2013 Plan would be amended to reduce the number of shares reserved for issuance under the 2013 Plan to the number of shares that are then subject to outstanding awards under the 2013 Plan, leaving no shares available for future grant. This would reduce the share reserve by approximately 450,000 shares, if the 2012 Plan amendments are approved by the stockholders as of the date of the Annual Meeting.

The suspension of grants under the 2013 Plan will only be effective if the stockholders approve the 2012 Plan amendments.

Key Data

The following table includes information regarding outstanding equity awards and shares available for future awards under all Plans as of March 31, 2016 (1)(2)(3):

	As of March 31, 2016	As of May 31, 2016
Options Outstanding	4,793,266	4,669,936
Full Value Awards Outstanding	4,626,970	4,595,092
Shares Available for Grant: 2006 Plan	1,238	1,239
Shares Available for Grant: 2012 Plan	3,164,029	3,061,892
Shares Available for Grant: 2013 Plan	700,021	453,736
Weighted Average Exercise Price of Outstanding Options	6.29	6.51
Weighted Average Remaining Term of Outstanding Options	6.40	6.43
Additional Shares Requested: 2012 Plan	-	4,500,000

(1) This table excludes the 8x8 Employee Stock Purchase Plan.
(2) Shares available under the 2006 Stock Plan ("2006 Plan") and 2013 Plan are not subject to a fungible share counting methodology.
(3) The 2013 Plan, as stated above, upon stockholder approval of the 2012 Plan amendments, would be reduced by the number of shares available as of July 22, 2016.

Summary of the 2012 Plan

The 2012 Plan was adopted by the Board in June 2012, was approved by our stockholders in July 2012, and was amended and restated in July 2014. The principal features of the 2012 Plan are summarized below. This summary is qualified in its entirety by reference to the 2012 Plan itself.

Purpose. The 2012 Plan is intended to encourage ownership of our common stock by our employees, consultants and directors and to provide additional incentive for them to promote the success of our business through the grant of awards of or relating to our common stock.

Administration. The 2012 Plan may be administered by the Board or the Compensation Committee. To date, the Compensation Committee has been administering the 2012 Plan. Subject to the provisions of the 2012 Plan, the Compensation Committee has discretion to determine the employee, consultant or director to receive an award, and the form of award. Further, the Compensation Committee has complete authority to interpret the 2012 Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective award agreements (which need not be identical), and to make all other determinations necessary or advisable for the administration of the 2012 Plan.

Eligibility. Awards may be granted to any employee of or consultant to us or our affiliates or to nonemployee members of the Board or of any board of directors (or similar governing authority) of any affiliate of ours. As of May 31, 2016, we had 841 employees and five non-employee directors who are eligible to participate in the 2012 Plan.

Term of Plan. Unless the 2012 Plan is terminated earlier by the Board, awards may be made under the 2012 Plan until the tenth anniversary of its adoption by the Board, or June 22, 2022.

Shares Subject to Plan. The shares issued or to be issued under the 2012 Plan are authorized but unissued shares of our common stock. The maximum number of shares of common stock which may be issued or made subject to awards under the 2012 Plan is 10,900,000 shares prior to the proposed amendment to increase the total number of shares subject to awards under the 2012 Plan to 15,400,000.

Types of Awards. Awards under the 2012 Plan may include Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Qualified Performance-Based Awards and Stock Grants. Each award will be evidenced by an instrument in such form as the Compensation Committee may prescribe, setting forth applicable terms such as the exercise price and term of any option or applicable forfeiture conditions or performance requirements for any Restricted Stock or Restricted Stock Units. Except as noted below, all relevant terms of any award will be set by the Compensation Committee in its discretion.

  Nonstatutory Stock Options and Incentive Stock Options (together, "Stock Options") are rights to purchase shares of our common stock. A Stock Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Compensation Committee may determine. A Stock Option may be exercised by the recipient giving written notice to us, specifying the number of shares with respect to which the Stock Option is then being exercised, and accompanied by payment of an amount equal to the exercise price of the shares to be purchased. The purchase price may be paid by cash, check, by delivery to us of shares of common stock, or through and under the terms and conditions of any formal cashless exercise program authorized by us. Incentive Stock Options may be granted only to eligible employees of us or any parent or subsidiary corporation of ours and must have an exercise price of not less than 100% of the fair market value of our common stock on the date of grant (110% for Incentive Stock Options granted to any 10% stockholder of ours). In addition, the term of an Incentive Stock Option may not exceed 10 years (five years, if granted to any 10% stockholder). Nonstatutory Stock Options must have an exercise price of not less than 100% of the fair market value of our common stock on the date of grant, unless the Board or the Compensation Committee determines otherwise. In the case of an Incentive Stock Option, the amount of the aggregate fair market value of common stock (determined at the time of grant) with respect to which Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all such plans of his or her employer corporation and its parent and subsidiary corporations) may not exceed $100,000.
  Stock Appreciation Rights, or SARs, are rights to receive (without any payment required) cash, property or other forms of payment, or any combination thereof, as determined by the Board or the Compensation Committee, based on the increase in the value of the number of shares of common stock specified in the SAR. The base price (above which any appreciation is measured) will in no event be less than the fair market value of the common stock on the date of grant of the SAR or, if the SAR is granted in tandem with a Stock Option (that is, so that the recipient has the opportunity to exercise either the Stock Option or the SAR, but not both), the exercise price under the associated Stock Option.
  Awards of Restricted Stock are grants or sales of common stock which are subject to a risk of forfeiture, such as a requirement of the continued performance of services for a stated term or the achievement of individual or Company performance goals. Awards of Restricted Stock will include the right to any dividends on the shares pending vesting (or forfeiture), although any such dividends would be subject to the same risks of forfeiture as the corresponding shares, unless the Board or the Compensation Committee Transferability. In general, no award under the 2012 Plan may be transferred by the recipient and during the life of the recipient all rights under an award may be exercised only by the recipient or his or her legal representative. However, the Board or the Compensation Committee may approve the transfer, without consideration, of an award of a Nonstatutory Option or Restricted Stock to a family member.

  Awards of Restricted Stock Units and Performance Units are grants of rights to receive either shares of common stock (in the case of Restricted Stock Units) or the appreciation over a base value (as specified by the Board or the Compensation Committee) of a number of shares of common stock (in the case of Performance Stock Units) subject to satisfaction of service or performance requirements established by the Board or the Compensation Committee in connection with the award. Such awards may, in the discretion of the Board or the Compensation Committee, include the right to the equivalent to any dividends on the shares covered by the award, but any such dividends would be paid only if and when the award vests.
  Qualified Performance-Based Awards are awards which include performance criteria intended to satisfy Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Section 162(m) of the Code limits our federal income tax deduction for compensation to certain specified senior executives to $1 million, but excludes from that limit "performance-based compensation." Qualified Performance-Based Awards may be in the form of Stock Options, Restricted Stock, Restricted Stock Units or Performance Units, but in each case will be subject to satisfaction of one of the following criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or affiliate, either individually, alternatively, or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Board or the Compensation Committee in the award:
cash flow	earnings per share (including, without limitation, earnings before interest, taxes, depreciation and/or amortization)
stock price growth	return on equity
stockholder returns	return on capital (including without limitation return on total capital or return on invested capital)
return on investment	return on assets or net assets
market capitalization	economic value added
sales or net sales	revenue
income, pre-tax income or net income	operating income or pre-tax profit
operating profit or net operating profit	gross margin, operating margin or profit margin
return on operating revenue or operating assets	cash flow from operations
operating ratio	operating revenue
backlog	general and administrative expenses
debt leverage (debt to capital)	customer service
market share improvement

Effect of Termination of Employment or Association. Unless the Board or the Compensation Committee determines otherwise in connection with any particular award under the 2012 Plan, Stock Options and SARs will generally terminate six months following the recipient's termination of employment or other association with us due to death or disability and three months following the recipient's termination of employment or other association with us for any other reason. The effect of termination on other awards will depend on the terms of those awards.

Transferability. In general, no award under the 2012 Plan may be transferred by the recipient and during the life of the recipient all rights under an award may be exercised only by the recipient or his or her legal representative. However, the Board or the Compensation Committee may approve the transfer, without consideration, of an award of a Nonstatutory Option or Restricted Stock to a family member.

Adjustments upon Changes in Capitalization. In the event of any change in the outstanding shares of common stock through any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of common stock, our Board will make an appropriate adjustment to the following: (i) the maximum numbers and kinds of shares subject to the 2012 Plan and the 2012 Plan limits, (ii) the numbers and kinds of shares or other securities subject to the then outstanding awards, (iii) the exercise or hurdle price for each share or other unit of any other securities subject to then outstanding Stock Options or SARs (without change in the aggregate purchase or hurdle price as to which Stock Options or SARs remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a risk of forfeiture in the form of a Company repurchase right.

Fundamental Transaction, Liquidation or Dissolution. In the event that we (1) merge or consolidate with or into another entity as a result of which our common stock is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (2) sell or exchange all of our common stock for cash, securities or other property, (3) sell, transfer or otherwise dispose of all or substantially all of our assets to one or more other persons in a single transaction or series of related transactions or (4) undertake a liquidation or dissolution (each, a "Corporate Transaction"), our Board or the Compensation Committee may take any one or more of the following actions with respect to all or any portion of our outstanding awards:

  Provide for their assumption, or the issuance of substantially equivalent awards in substitution therefor, by the acquiring or succeeding entity;
  Provide for the termination of any or all outstanding awards (and the forfeit or repurchase, as applicable, of any shares subject to such awards) to the extent unvested (and unexercised, in the case of Stock Options and SARs) immediately prior to the consummation of the Corporate Transaction;
  Provide for partial or complete acceleration of vesting of the unvested portions of any outstanding awards, such that Stock Options and SARs become exercisable, and risks of forfeiture applicable to Restricted Stock Units and Restricted Stock lapse, in whole or in part prior to or upon consummation of the Corporate Transaction;
  Provide that all outstanding awards of Restricted Stock and Restricted Stock Units conditioned on the achievement of performance goals or other business objectives and the target payout opportunities attainable under any or all Performance Units will be deemed to have been satisfied as to all, none or a pro rata number of shares covered by the award based on the assumed achievement of all relevant performance goals or other business objectives and the length of time that has elapsed within the performance period before the consummation of the Corporate Transaction;
  In the case of Stock Options and SARs, provide for cash payments, net of applicable tax withholdings, to be made to holders equal to the excess, if any, of (A) the acquisition price times the number of shares subject to a Stock Option or SAR (to the extent the exercise price does not exceed the acquisition price) over (B) the aggregate exercise price for all such shares subject to the Stock Option or SAR, in exchange for the termination of such Stock Option or SAR; and/or
  In the case of Stock Options and SARs, provide that, in connection with a liquidation or dissolution of the Company, Stock Options and SARs shall convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings.

Buy-Back of Awards. Previously, the Board or the Compensation Committee could have offered to buy out any award in exchange for a cash payment or for another award, or could have authorized the recipient of an award to elect to cash out the award, in each case based upon such terms and conditions as the Board or the Compensation Committee may have established; provided, however, that any re-pricing of an outstanding award would require stockholder approval under the 2012 Plan. Pursuant to the proposed amendments, the Board and Composition Committee may no longer offer to buy out an award or authorize the recipient of an award to elect to cash out an award.

Amendments to the 2012 Plan. The Board may amend or modify the 2012 Plan at any time subject to the rights of holders of outstanding awards on the date of amendment or modification; provided, however, that the Board may not, without the approval of stockholders, re-price outstanding stock options in stock appreciation rights or exchange such awards for new awards with a lower (or no) purchase price or for cash.

Summary of Tax Consequences. The following is a brief and general discussion of the United States federal income tax consequences to recipients of awards granted under the 2012 Plan. This summary is not comprehensive and is based upon laws and regulations in effect on June 24, 2016. Such laws and regulations are subject to change. This summary is intended for the information of stockholders considering how to vote and not as tax guidance to participants in the 2012 Plan. Participants in the 2012 Plan should consult their own tax advisors as to the tax consequences of participation.

  Nonstatutory Stock Options. Generally, there are no federal income tax consequences to the participants upon grant of Nonstatutory Stock Options. Upon the exercise of such an Option, the participant will recognize ordinary income in an amount equal to the amount by which the fair market value of the common stock acquired upon the exercise of such Option exceeds the exercise price, if any. A sale of common stock so acquired will give rise to a capital gain or loss equal to the difference between the fair market value of the common stock on the exercise and sale dates.
  Incentive Stock Options. Except as noted at the end of this paragraph, there are no federal income tax consequences to the participant upon grant or exercise of an Incentive Stock Option. If the participant holds shares of common stock purchased pursuant to the exercise of an Incentive Stock Option for at least two years after the date the Option was granted and at least one year after the exercise of the Option, the subsequent sale of common stock will give rise to a long-term capital gain or loss to the participant and no deduction will be available to us. If the participant sells the shares of common stock within two years after the date an Incentive Stock Option is granted or within one year after the exercise of an Option, the participant will recognize ordinary income in an amount equal to the difference between the fair market value at the exercise date and the Option exercise price, and any additional gain or loss will be a capital gain or loss. Some participants may have to pay alternative minimum tax in connection with exercise of an Incentive Stock Option, however.
  Restricted Stock. A participant will generally recognize ordinary income on receipt of an award of Restricted Stock when his or her rights in that award become substantially vested, in an amount equal to the amount by which the then fair market value of the common stock acquired exceeds the price he or she has paid for it, if any. Recipients of Restricted Stock may, however, within 30 days of receiving an award of Restricted Stock, choose to have any applicable risk of forfeiture disregarded for tax purposes by making an "83(b) election." If the participant makes an 83(b) election, he or she will have to report compensation income equal to the difference between the value of the shares and the price paid for the shares, if any, at the time of the transfer of the Restricted Stock.
  Stock Appreciation Rights. A participant will generally recognize ordinary income on receipt of cash or other property pursuant to the exercise of an award of SARs.
  Restricted Stock Units, Performance Units and Stock Grants. A participant will generally recognize ordinary income on receipt of any shares of common stock, cash or other property in satisfaction of any of these awards under the 2012 Plan.
  Potential Deferred Compensation. For purposes of the foregoing summary of federal income tax consequences, we assumed that no award under the 2012 Plan will be considered "deferred compensation" as that term is defined for purposes of recent federal tax legislation governing nonqualified deferred compensation arrangements, Section 409A of the Code, or, if any award were considered to any extent to constitute deferred compensation, its terms would comply with the requirements of that legislation (in general, by limiting any flexibility in the time of payment). For example, the award of an option at less than 100% of the market value of our common stock, would constitute deferred compensation. If an award includes deferred compensation, and its terms do not comply with the requirements of the legislation, then such award will be taxable when it is earned and vested (even if not then payable) and the recipient will be subject to a 20% additional tax.
  Section 162(m) Limitations on the Company's Tax Deduction. In general, whenever a recipient is required to recognize ordinary income in connection with an award, we will be entitled to a corresponding tax deduction. However, we will not be entitled to deductions in connection with awards under the 2012 Plan to certain senior executive officers to the extent that the amount of deductible income in a year to any such officer, together with his or her other compensation from us exceeds the $1 million dollar limitation of Section 162(m) of the Code. Compensation which qualifies as "performance-based" is not subject to this limitation, however.

New Plan Benefits. The benefits or amounts that will be received under the 2012 Plan by or allocated to each of (1) the named executive officers, (2) each of the nominees for election as a director, (3) all directors who are not executive officers of the company as a group, (4) all present executive officers as a group, and (5) all employees, including all other current officers, as a group are not determinable.

Vote Required. The proposal to approve the amendment of the 2012 Plan, as a consequence of the proposed amendments, will require approval by a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal.

Stockholder approval of our request for additional shares under Proposal No. 3 is necessary to authorize a sufficient number of shares under the 2012 Plan to allow us to continue to attract, motivate, reward and retain the services of our personnel. If this increase is not approved, the 2012 Plan will remain in effect with its current terms and conditions but without the additional shares we consider necessary for our continued competitiveness.

The Board of Directors Recommends a Vote "FOR" approval of the proposed amendments to the 2012 Equity Incentive Plan, including to increase the number of shares currently reserved for issuance by an additional 4,500,000 shares, and limit the annual value of equity awards under such plan to non-employee directors.

CORPORATE GOVERNANCE

Information Regarding the Board and its Committees

The Board held a total of eight meetings during fiscal 2016. The non-employee members of the Board also met four times in regularly scheduled executive sessions without management present. Every director attended all of the meetings of the Board and committees of the Board during the time and upon which such directors served during fiscal 2016. The Board acted once by written consent during fiscal 2016.

The Board has an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee. The Board has adopted charters for each of these committees that are available on our website under "Corporate Governance" which can be found at http://investors.8x8.com.

Director Independence

The Board has determined that the following directors are "independent" as defined under Marketplace Rule 5605(a)(2) of the listing rules of the NASDAQ Stock Market ("NASDAQ"): Major General Hecker, Mr. Salzman, Mr. Potter, Dr. Singh, and Mr. Jacimovic. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with us that would impair his independence. The Board has established guidelines to assist it in determining director independence, which conform to the independence requirements in the NASDAQ listing rules. The Board has concluded that there are no business relationships that are material or that would interfere with the exercise of independent judgment by any of the independent directors in their service on the Board or its committees. Each of the Board's Audit, Compensation and Governance and Nominating Committees is comprised solely of independent directors in accordance with the NASDAQ listing rules.

Audit Committee

The Audit Committee oversees our corporate accounting and financial reporting process and performs several functions in the performance of this role. Among other responsibilities as set forth in our Audit Committee charter, the Audit Committee evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on our audit engagement team as required by law; confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; and discusses with management and the independent auditors the results of the annual audit and the results of the reviews of our quarterly financial statements. The Audit Committee is also responsible for reviewing and approving all business transactions between us and any director, officer, affiliate or related party, including transactions required to be reported in our proxy statement, of which there have been none since the end of fiscal year 2015.

The current members of the Audit Committee are Major General Hecker (Chairman), Mr. Salzman, Mr. Potter, and Dr. Singh. The Board has determined that each of these directors meets the requirements for membership to the Audit Committee, including the independence requirements of the SEC and the NASDAQ listing standards under Marketplace Rule 5605(c)(2) and SEC Rule 10A-3(b)(i). The Board has identified each of Major General Hecker, Mr. Salzman, and Mr. Potter as an "audit committee financial expert" as defined under Item 407(d)(5)(ii) of Regulation S-K under the Securities Act of 1933 and the Securities Exchange Act of 1934 (the "Exchange Act"), but that status does not impose duties, liabilities or obligations that are greater than the duties, liabilities or obligations otherwise imposed on him as a member of our Audit Committee or our Board. The Audit Committee held four meetings during fiscal 2016. The Audit Committee held four executive sessions during fiscal 2016 and did not act by written consent during fiscal 2016.

Compensation Committee

The Compensation Committee recommends the compensation of the Chief Executive Officer to the Board for its approval and reviews the Chief Executive Officer's recommendations to the Board concerning the compensation of our employees and the administration of our stock-based award and employee stock purchase plans. The Compensation Committee held seven meetings during fiscal 2016. The Compensation Committee currently consists of Mr. Salzman (Chairman), Major General Hecker, and Mr. Potter, who are independent directors as currently defined in the NASDAQ listing rules. The Compensation Committee did not act by written consent during fiscal 2016.

Governance and Nominating Committee

The Governance and Nominating Committee is responsible for identifying, reviewing and evaluating candidates to serve as directors of the Company, consistent with criteria approved by the Board and set forth in the committee's charter, reviewing and evaluating the suitability of incumbent directors for continued service on the Board (including those recommended by stockholders), recommending to the Board candidates for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, and assessing the performance of management and the Board through periodic evaluations. The Governance and Nominating Committee is further responsible for reviewing and formalizing proposals to amend our certificate of incorporation and by-laws, as well as developing and recommending corporate governance principles.

The Governance and Nominating Committee is also responsible for adopting the procedures pursuant to which the Board and each Committee is to conduct an annual evaluation of its own performance (as required by our corporate governance principles), and for reviewing the results of these evaluations and making recommendations to the Board.

Pursuant to the charter of the Governance and Nominating Committee, all members of the Governance and Nominating Committee must be qualified to serve under the NASDAQ listing rules and any other applicable law, rule regulation and other additional requirements that the Board deems appropriate. The Governance and Nominating Committee currently consists of Major General Hecker (Chairman) and Mr. Salzman. The Governance and Nominating Committee held one meeting during fiscal 2016 and has recommended all current directors for nomination to be elected as directors at the 2016 Annual Meeting. The Governance and Nominating Committee did not act by written consent during fiscal 2016.

Board Structure and Lead Director

We believe the current size of the Board is suited to the size of our current operations. Upon appointment of Mr. Verma as Chief Executive Officer, Bryan R. Martin, who had served as Chief Executive Officer and Chairman of the Board prior to Mr. Verma's appointment, became our Chief Technology Officer, and retained his position as Chairman of the Board. The Board believes that the separation of the offices of the Chairman and Chief Executive Officer is appropriate at this time because it allows our Chief Executive Officer to focus primarily on our business strategy, operations and corporate vision. However, our corporate governance principles do not require that the roles of Chairman and Chief Executive Officer be held by different people. These principles reflect our belief that it is important for the Board to retain flexibility to determine whether the two roles should be separate or combined based upon the Board's assessment of the company's needs and leadership at a given point in time.

In January 2010, the Board created the independent director position of lead director and appointed Major General Hecker to be our first lead director. The lead director is responsible for (i) establishing the agenda for the executive sessions held by non-management directors of the Board and acting as chair of those sessions, (ii) polling the other non-management directors for agenda items both for regular board meetings and executive sessions of the non-management directors and (iii) working with the Chairman of the Board and Chief Executive Officer on the agenda for regular Board meetings. Our corporate governance principles require that the Board select a lead director from the independent directors if the positions of Chairman and Chief Executive Officer are held by the same person or both are held by insiders.

Consideration of Director Nominees

Stockholder Nominations and Recommendations. The Governance and Nominating Committee charter requires consideration of both recommendations and nominations for candidates to the Board from stockholders. Under our by-laws, stockholders of record may nominate candidates for director proposed by a stockholder at an annual meeting, or a special meeting of stockholders at which directors are to be elected, by complying timely with the notice requirements set forth in the by-laws. Stockholder recommendations for candidates to the Board must be directed in writing to our Secretary at the address of our principal executive offices at 2125 O'Nel Drive, San Jose, California 95131.

To be timely, a stockholder's notice proposing the nomination of a director at an annual meeting shall be delivered to or mailed and received at the corporation's principal executive offices not less than 90 nor more than 120 calendar days in advance of the first anniversary of the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year or the date of the annual meeting is more than 30 calendar days earlier than the date contemplated at the time of the previous year's proxy statement, notice by the stockholder to be timely must be received not later than the close of business on the 10th day following the day on which the date of the annual meeting is publicly announced. A timely notice for the nomination of a director by a stockholder at a special meeting of stockholders must be delivered to or mailed and received by the Secretary no later than the close of business on the later of (i) the 90th day prior to such special meeting, and (ii) the 10th day following the day on which public disclosure of the date of such special meeting is first made. The stockholder's notice must include a number of items of information about the stockholder (and all persons participating with the stockholder in any proxy solicitation for the proposal) and items of information about the candidate, as set forth in our by-laws, including, but not limited to, the candidate's name, age, business address and residence address, the candidate's principal occupation or employment, the stockholder's name and address, the class and number of shares of our stock and other securities, including derivatives, beneficially owned by the proposing stockholder and by such candidate, any short interest in any of our securities held by the proposing stockholder, all voting rights with respect to our stock beneficially owned by the stockholder and others joining in the proposal, and a description of all arrangements or understandings between the stockholder making such recommendation and each candidate and any other person or persons (naming such person or persons) pursuant to which the recommendations are to be made by the stockholder, as well as any other information relating to such recommended candidate that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act. In addition, if requested, the proposed nominee must furnish additional information to determine whether he or she is eligible to serve as an independent director or that could be material to a reasonable stockholder's understanding of the independence, or lack thereof, of the proposed nominee. Such information may include, (a) a written representation and agreement, in the form provided by the Secretary, relating to the nominee's compliance, in his or her individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, if elected as a director, with our corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines, and all other codes of conduct, policies and guidelines or any rules, regulations and listing standards, in each case as applicable to members of the Board; (b) a written representation and agreement that the proposed nominee (i) is not and will not become a party to any agreement or understanding with, and has not given any commitment or assurance to any person or entity as to how such person, if elected as a director of the corporation, will act or vote on any issue or question, and (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director unless the terms of such agreement, arrangement or understanding have been provided in writing to the Secretary; and the terms of all agreements, arrangements and understandings between the nominating stockholder(s) and each nominee and, (c) any other person or persons, regarding related party dealings that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K of the Exchange Act if the nominating stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the "registrant" for purposes of such rule, and the nominee was a director or executive officer of such registrant.

When submitting candidates for nomination to be elected at an annual or special meeting of stockholders, stockholders must follow the notice procedures and provide the information required by our by-laws. You may contact us at 8x8, Inc., Attn: Secretary, 2125 O'Nel Drive, San Jose, CA 95131, for a copy of the relevant by-law provisions regarding the requirements for submitting stockholder proposals and nominating director candidates. Our by-laws also can be found where our filed reports are located on the SEC's website at http://www.sec.gov.

We have never considered or rejected nominations by stockholders owning 5% or more of our common stock.

Director Qualifications. Members of the Board should have the highest professional and personal ethics and values, and conduct themselves consistent with our Code of Business Conduct and Ethics. While the Governance and Nominating Committee has not established specific minimum qualifications for director candidates, the Governance and Nominating Committee believes that candidates and nominees must reflect a Board that is comprised of directors who:

  are predominantly independent;
  have strong integrity;
  have qualifications that will increase overall Board effectiveness;
  meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members; and
  will comply with our corporate governance, conflict of interest, confidentiality, stock ownership, trading policies and guidelines, and all other codes of conduct, policies and guidelines or any rules, regulations and listing standards, in each case as applicable to members of the Board.

Upon completion of its review and evaluation, our Governance and Nominating Committee made its recommendation to the Board regarding the candidates. After considering our Governance and Nominating Committee's recommendations, our Board determined and approved the existing candidates.

Identifying and Evaluating Director Nominees. Although candidates for nomination to the Board typically are suggested by existing directors or by our executive officers, candidates may come to the attention of the Board through professional search firms, stockholders or other persons. The Governance and Nominating Committee will review the qualifications of any candidates who have been properly brought to the attention of the Governance and Nominating Committee. Such review may, in the Governance and Nominating Committee's discretion, include a review solely of information provided to the Governance and Nominating Committee or may also include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the Governance and Nominating Committee deems proper. The Governance and Nominating Committee will consider the suitability of each candidate, including the current members of the Board, in light of the current size and composition of the Board. In evaluating the qualifications of the candidates, the Governance and Nominating Committee may consider many factors, including issues of character, judgment, independence, age, expertise, diversity of experience and perspective, length of service, other commitments and the like. The Governance and Nominating Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not.

Pursuant to our corporate governance principles, members of the Board are encouraged, but not required, to attend each annual meeting of stockholders. Mr. Martin and Mr. Verma attended the annual meeting of stockholders in July 2015.

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Board currently consists of Mr. Salzman (Chairman), Major General Hecker, and Mr. Potter. None of these individuals is currently an officer or employee of ours or was an officer or employee of ours at any time during fiscal 2016. None of our executive officers or directors served as a member of the board or compensation committee of any entity that had one or more executive officers serving as a member of the Board or our Compensation Committee at any time during fiscal 2016.

Code of Business Conduct and Ethics

We are committed to maintaining the highest standards of business conduct and ethics. Our Code of Business Conduct and Ethics (the "Code of Ethics") reflects the values and the business practices and principles of behavior that support this commitment. The Code of Ethics is available on our website under "Corporate Governance" which can be found at http://investors.8x8.com. We will post any amendment to, or a waiver from, a provision of the Code of Ethics that are required to be disclosed by the rules of the SEC or NASDAQ, on our website at http://investors.8x8.com.

Board's Role in the Oversight of Risk

As a relatively small operating company, the entire Board is involved in our risk management practices. The Board as a whole is consulted on any matters which might result in material financial changes, investments or our strategic direction of the Company. The Board oversees these risks through its interaction with senior management which occurs at formal Board meetings, committee meetings, and through other periodic written and oral communications. Additionally, the Board has delegated some of its risk oversight activities to its committees. For example, the Compensation Committee oversees the risks associated with compensation for our named executive officers and directors, including whether any of our compensation policies has the potential to encourage excessive risk-taking. The Audit Committee oversees compliance with our Code of Ethics, our financial reporting process and our systems of internal controls and reviews with management our major financial risk exposures and the steps taken to control such exposures.

Stockholder Communications with the Board

The Board has implemented a process by which stockholders may send written communications directly to the attention of the Board or any individual Board member, which is explained on our website at http://investors.8x8.com under the "Investor FAQs" section.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

Fiscal 2016 Director Compensation Table

The following Director Compensation Table sets forth summary information concerning the compensation paid to our non-employee directors in fiscal 2016 for their services as directors.

	Fees Earned or	Stock
Name (1)(2)	Paid in Cash	Awards (3)	Total
Guy L. Hecker, Jr.	$128,750	$174,997	$303,747
Eric Salzman	$76,250	$174,997	$251,247
Ian Potter	$60,000	$174,997	$234,997
Jaswinder Pal Singh	$46,250	$174,997	$221,247
Vladimir Jacimovic	$30,000	$174,997	$204,997

__________

(1)	Includes only those columns relating to compensation awarded to, earned by, or paid to directors for their services in fiscal 2016. All other columns have been omitted.
(2)

As of March 31, 2016, each of our non-employee directors held outstanding stock options to purchase the following number of shares of our common stock: Major General Hecker, 300,000; Mr. Salzman, 75,000; Mr. Potter, 75,000; Dr. Singh, 75,000; and Mr. Jacimovic, 75,000. As of March 31, 2016, each of our non-employee directors held outstanding stock awards in the form of restricted stock units (RSU's), covering the following number of shares: Major General Hecker, 71,440; Mr. Salzman, 79,768; Mr. Potter, 46,456; Dr. Singh, 46,456; and Mr. Jacimovic, 46,456.

(3)

On September 22, 2015, Major General Hecker, Mr. Salzman, Mr. Potter, Dr. Singh, and Mr. Jacimovic each received a grant of a stock award in the form of RSUs representing the right to receive 21,472 shares of common stock that vest 100% on the completion of the director's board service year. The amounts reported reflect the aggregate grant date fair value of the stock awards computed in accordance with FASB ASC Topic 718 based on the closing market price of our common stock on the grant date. For a more detailed discussion of the valuation model and assumptions used to calculate the fair value of our stock awards, refer to note 1 to the consolidated financial statements contained in our 2016 Annual Report on Form 10-K for our fiscal year ended March 31, 2016.

We use a combination of cash and equity-based compensation to attract and retain qualified candidates to serve on the Board. In setting director compensation, we consider the significant amount of time that our directors expend in fulfilling their duties as well as the skill-level required by us of members of the Board.

Upon a change-in-control, all unvested stock options, stock purchase rights, and RSUs then held by directors will accelerate to become fully vested as of the date of such change-in-control. For this purpose, a change-in-control generally means (1) liquidation or dissolution; or (2) the sale of stock by stockholders representing more than 50% of our voting stock, (3) a sale, transfer, or other disposition of all or substantially all of our assets, or (4) a merger or consolidation after which the stockholders immediately before such transaction do not retain more than 50% of the outstanding voting stock.

Cash Compensation Paid to Non-Employee Directors

Directors who are also employees do not receive any additional cash compensation for serving as members of the Board.

We paid non-employee directors a cash fee for attendance at Board meetings and reimbursed them for certain expenses in connection with attendance at Board meetings. These fees went into effect beginning after our annual meeting date, July 23, 2015. Non-employee directors receive:

  annual payment of $40,000 for service on our board;
  annual payment of service as a committee member in the amount of $12,500 for the Audit Committee, $7,500 for the Compensation Committee, and $5,000 for the Governance and Nominating Committee;
  annual payment for service as the chairman of a committee in the amount of $25,000 for the Audit Committee, $15,000 for the Compensation Committee and $10,000 for the Governance and Nominating Committee; and
  annual payment of $35,000 to our lead director for service on our board.

A director may elect to defer payment of all or a portion of the annual stipend and meeting fees payable to him to postpone taxation on such amounts.

Prior to July 23, 2015, we paid non-employee directors a cash fee for attendance at Board meetings. Non-employee directors received fees of $2,000 for each telephonic Board and committee meeting and $5,000 for attendance at in-person Board and committee meetings. The Chairman of the Audit Committee was also paid an annual stipend of $10,000. The lead director was paid a quarterly stipend of $10,000.

Equity-Based Grants to Non-Employee Directors

Non-employee directors are eligible to receive awards under the 2012 Plan, but such awards are discretionary, and based on service and time committed.

Prior to our 2016 fiscal year, our policy had been to make initial awards to newly elected or appointed non-employee directors upon joining the Board, typically the grant of an option to purchase 75,000 shares, vesting annually over four years. It was also our policy to award a stock grant to our non-employee directors upon re-election to the Board, except where the non-employee director's initial term is shorter than six months, and he or she received an initial award upon joining the Board.

In fiscal year 2016, we adopted a new policy as follows:

  upon a new director's election or appointment to the Board, that director would receive (a) an initial award of RSUs equal in value to $100,000, vesting in equal annual installments over two years, plus (b) an award of RSUs equal in value to a pro rata portion of $175,000 (depending on the length of service until the next annual meeting), vesting in full after the director's service year, with vesting in each case subject to the director's continued service on our Board; and
  upon the director's re-election to the Board, that director would receive an award of RSUs equal in value to $175,000, vesting in full after the director's service year, subject to continued service on the Board.

In fiscal year 2016, in connection with his re-election to the Board, each non-employee director received a grant of a stock award of RSUs representing the right to receive 21,472 shares of common stock that vest 100% on the completion of the director's board service year.

Under Proposal No. 3, described above, the 2012 Plan would be amended to limit the maximum value of equity awards to a non-employee director for annual service on the Board to $650,000 for any calendar year.

Non-Employee Director Stock Ownership Requirement

The Board has adopted a policy requiring all non-employee directors to hold a number of shares of common stock with a value equal to $200,000 measured annually at the end of each fiscal year. Current non-employee directors are not required to satisfy this requirement until March 31, 2018. Future non-employee directors will have until the end of the fiscal year following the fifth anniversary date of the director's election to the Board to satisfy this requirement. The shares counted towards satisfaction of the ownership requirement include shares owned by the non-employee director and his or her immediate family members residing in the same household (including vested RSUs that have not settled by the measurement date) and shares held in trust for the benefit of the non-employee director and his or her immediate family members residing in the same household. For purposes of this requirement each share of common stock is valued based on the closing price of our common stock on NASDAQ, as of the last trading day of the fiscal year. A non-employee director who has not met the applicable stock ownership guideline as of the specified measurement date will be required to retain an amount equal to 100% of the shares awarded to such director as compensation for service on the Board until the requirement has been met.

TRANSACTIONS WITH RELATED PERSONS AND CERTAIN CONTROL PERSONS

We believe during fiscal 2016 there were no transactions, or series of similar transactions, to which we were or are to be a party in which the amount involved exceeded $120,000, and in which any of our directors or executive officers, any holders of more than 5% of our common stock, any members of any such person's immediate family, had or will have a direct or indirect material interest, other than compensation described in the sections titled "Compensation of Non-employee Directors" and "Executive Compensation" above.

It is our policy to require that all transactions between us and any related person, as defined above, must be approved by a majority of our Board, including a majority of independent directors who are disinterested in the transactions to be approved.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors and persons who beneficially own more than ten percent of our common stock (collectively, "Reporting Persons") to file reports of beneficial ownership and changes in beneficial ownership with the SEC. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on our review of such reports received or written representations from certain Reporting Persons during the fiscal year ended March 31, 2016, we believe that all Reporting Persons complied with all applicable reporting requirements.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees our financial reporting process on behalf of the Board. Management is responsible for our internal controls, financial reporting process and compliance with laws, regulations and ethical business standards. Our independent registered public accounting firm is responsible for performing an integrated audit of our consolidated financial statements and of our internal control over financial reporting in accordance with standards of the public company accounting oversight board (United States), and to issue opinions thereon. The Audit Committee's responsibility is to monitor and oversee these processes. In this capacity, the Audit Committee provides advice, counsel, and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee's members in business, financial and accounting matters.

The Audit Committee reviewed and discussed our fiscal 2016 audited consolidated financial statements with our management and Moss Adams LLP, our independent registered public accounting firm for fiscal 2016. The Audit Committee reviewed and discussed with management and the independent auditor management's assessment of the effectiveness of the Company's internal control over financial reporting and the independent auditor's opinion about the effectiveness of the Company's internal control over financial reporting. The Audit Committee has discussed with Moss Adams LLP matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, "Communications with Audit Committees," as currently in effect. The Audit Committee received written disclosures and a letter from the independent auditors pursuant to the applicable requirements of the PCAOB regarding the independent auditor's communications with the Audit Committee concerning independence, and the Audit Committee discussed with the auditors their independence.

Based upon the Audit Committee's discussions with management and the auditors and the Audit Committee's review of the representations of management and the report of the auditors to the Audit Committee, the Audit Committee recommended to the Board, and the Board approved, the inclusion of our audited consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended March 31, 2016.

THE AUDIT COMMITTEE
Guy L. Hecker, Jr., Chairman
Eric Salzman
Ian Potter
Jaswinder Pal Singh

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis provides information regarding the fiscal 2016 compensation program for our Chief Executive Officer, our Chief Financial Officer, and the three executive officers (other than our Chief Executive Officer and Chief Financial Officer) who were serving as the most highly-compensated executive officers during the fiscal year ended March 31, 2016. During fiscal 2016, these individuals were:

  Vikram Verma, our Chief Executive Officer (our "CEO");
  Bryan R. Martin, the Chairman of our Board and our Chief Technology Officer (our "CTO");
  Mary Ellen Genovese, our Chief Financial Officer (our "CFO");
  Darren Hakeman, our Senior Vice President of Product & Strategy; and
  Puneet Arora, our Senior Vice President of Global Sales.

We refer to these executive officers collectively in this Compensation Discussion and Analysis and the related compensation tables as the "named executive officers."

Specifically, this Compensation Discussion and Analysis provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program, and each material element of compensation that we provide to the named executive officers. In addition, we explain how and why the Compensation Committee of the Board (the "Compensation Committee") and the Board arrived at the specific compensation policies and decisions involving the named executive officers during fiscal 2016.

Overview

Fiscal 2016 Business Highlights

Fiscal 2016 was another successful year for us and the execution of our business strategy. As we continued to develop our cloud-based software solutions and increase our focus on mid-market and large distributed enterprises, our revenue continued to improve. Significant financial highlights for the year were as follows:

  Total revenue in fiscal 2016 was $209.3 million, a 29% increase from revenue of $162.4 million for fiscal 2015.
  Cash flow provided by operations was $23.6 million, an 11% increase from cash flow provided by operations of $21.2 million in fiscal 2014.
  Acquired two businesses during the year: DXI Limited (DXI) and Quality Software Corporation (QSC). DXI is a provider of cloud-based outbound and blended contact center solutions. QSC is a developer of cloud-native quality management capabilities and analytics.

Fiscal 2016 Compensation Highlights

In line with our performance and compensation objectives, during fiscal 2016, we took the following compensation actions for our executives, including the named executive officers:

  The Compensation Committee recommended and the Board approved merit adjustments to the base salaries of four of our named executive officers that ranged from 5.5% to 10.0%;

  The Compensation Committee approved annual cash incentive payments totaling $1,273,343 under our Management Incentive Plan ("MIP") based on the achievement of financial targets.

  The Board approved the grant of long-term incentive compensation in the form of options to purchase shares of our common stock, time-vested RSUs, and performance-based restricted stock unit awards ("PSUs") for shares of our common stock to our executives including the named executive officers. PSUs represented approximately 60% of the total long-term incentive value granted to our CEO in fiscal 2016.

The PSU awards granted to named executive officers during fiscal 2016 are to be earned based on challenging target levels tied to our total shareholder return ("TSR") as follows:

  Half the shares of our common stock covered by these PSU awards are eligible to be earned on September 22, 2017 and the other half are eligible to be earned on September 27, 2018, in each case subject to performance of our common stock relative to the Russell 2000 Index during the period from the grant date through such performance date.

  A 2x multiplier will be applied to the TSR for each percentage point of positive or negative relative TSR, and the number of shares of common stock earned will increase or decrease by 2% of the target number of shares, subject to a maximum of 200% of the target number of shares granted. In the event our common stock performance is below negative 30%, relative to the Russell 2000 Index, no shares will be earned for the applicable performance period.

The Compensation Committee believes that the combination of base salary and both short-term and long-term incentives, including PSUs, effectively supports our compensation objectives.

Pay-for-Performance Philosophy

Effective pay-for-performance alignment is an important objective of our Compensation Committee in the design of our executive compensation program, particularly with regard to the compensation of our CEO. To further this objective, we offer our CEO performance-based annual cash incentives and deliver a significant portion of his long-term incentive compensation opportunity in the form of RSUs, as well as shares covered by PSUs.

Following the end of fiscal 2016, the Compensation Committee requested its compensation consultant to conduct an analysis comparing the value of the compensation of our CEO reported in the Summary Compensation Table for previous years and the value actually realized or realizable by him as of the end of fiscal 2016. The Compensation Committee requested this information to better assess the degree of alignment between pay and performance for our CEO, to evaluate the level of difficulty of the performance goals that drive variable compensation opportunities, and to provide an additional perspective regarding the competitiveness and effectiveness of our CEO's total direct compensation opportunities.

This analysis included comparison of our CEO's "reported pay" (that is, the amounts required to be disclosed in the Summary Compensation Table) and the sum of the amounts actually realized and potentially realizable from his long-term incentive compensation opportunities for the most recent three fiscal years. For purposes of this analysis, the following methodologies were used to calculate "reported pay," "realized pay," and "realizable pay."

Compensation Methodology	Definition
Reported Pay

Includes the actual base salary and bonus earned, the grant date value of equity awards for each fiscal year, and "all other compensation" as disclosed in the Summary Compensation Table. These amounts include the aggregate grant date fair value of stock awards computed in accordance with ASC FASB 718 Topic based on the closing price of our common stock on the date of the grant. The fair value of each option grant is estimated based on its fair market value on the date of grant using the Black-Scholes option-pricing model.

Realized Pay

Includes the actual base salary and bonus earned, and "all other compensation" as disclosed in the Summary Compensation Table, the value of options granted during the applicable fiscal year that have been exercised (based on the intrinsic value of such options as of the exercise date) and the value of RSU and PSU awards granted during the applicable fiscal year that have vested (based on the intrinsic value of such awards as of the vesting date) and settled in shares of common stock. The realized value of the equity awards shown for each fiscal year is based solely on the equity awards that were granted during such fiscal year, even if such awards vested or were exercised in a subsequent fiscal year.

Realizable Pay

Includes the intrinsic value of all unexercised options, whether vested or unvested, and unvested RSU and PSU awards granted during the applicable fiscal year, and are valued as though they were earned at the March 31, 2016 closing price of $10.06 per share market price of our common stock on NASDAQ GSM as of that date. PSUs are valued as though the performance goals are achieved at target for the purpose of calculating realizable value. The realizable value of the equity awards shown for each fiscal year is based solely on the equity awards that were granted during each applicable fiscal year.

The Compensation Committee believes these methodologies for evaluating realized and realizable pay represent an appropriate approach for reviewing the compensation opportunity provided to our CEO. In particular, these methodologies depict value actually earned over time from the long-term incentive compensation opportunities that have been exercised or have vested, while also providing a current perspective on potential value that may be realized from outstanding, unexercised options (whether vested or unvested) and stock awards for which vesting and/or performance time conditions have not been met yet.

  As illustrated in the following tables, the sum of realized and realizable pay for our CEO is less than his reported compensation for fiscal 2014. The difference between reported compensation and realized and realizable pay for fiscal 2014 is driven by:

  The forfeiture of a portion of the performance-based equity award granted to him in connection with his appointment as our CEO based on our relative TSR performance, which fell below the performance of the NASDAQ Composite Index for the performance periods ending March 31, 2015 and March 31, 2016; and
  Our failure to achieve, as of the end of fiscal 2016, the $14.55 per share stock price target that was required for the vesting of a portion of this performance-based equity award.

Fiscal 2015 and fiscal 2016 realized and realizable pay exceeded the reported compensation for these fiscal years because of our positive total stockholder return from the equity award grant date in each fiscal year through March 31, 2016. Specifically, the closing market price of our common stock as of March 31, 2016 was approximately 47% and 23% higher than the closing market prices of our common stock on the grant dates of the equity awards granted to our CEO in fiscal 2015 and fiscal 2016, respectively.

Furthermore, his realized pay for fiscal 2015 reflects the vesting of a portion of a PSU award granted to him during the year, for which there was partial vesting based on our achievement of the $10.29 per share stock price target. These shares of common stock are subject to a service-based vesting requirement, and only those shares that vested and settled have been included as realized compensation. His realized pay amount also includes vested shares under PSUs based on our TSR performance, which exceeded the TSR of the NASDAQ Composite Index for the period ending March 31, 2016. The values of these earned PSU awards are included in Fiscal 2015 realized pay, as this was the fiscal year in which the awards were granted.

The Compensation Committee will continue to monitor the status of outstanding equity awards, the level of achievement of our performance goals and the level of compensation realized by our executive officers, with the goal of continuing to align realized and realizable pay with our stock price performance.

Fiscal 2016 Executive Compensation Policies and Practices

We endeavor to maintain sound governance standards consistent with our executive compensation policies and practices. The Compensation Committee evaluates our executive compensation program on an ongoing basis to ensure that it is consistent with our short-term and long-term goals given the dynamic nature of our business and the market in which we compete for executive talent. The following policies and practices were in effect during fiscal 2016:

  Independent Compensation Committee. The Compensation Committee is comprised solely of independent directors who have established effective means for communicating with stockholders regarding their executive compensation ideas and concerns.

  Independent Compensation Committee Advisors. The Compensation Committee engaged its own compensation consultant to assist with its fiscal 2016 compensation reviews.

  Annual Executive Compensation Review. The Compensation Committee conducts an annual review and approval of our compensation strategy, including a review of our compensation peer group used for comparative purposes and a review of our compensation-related risk profile to acertain that our compensation policies do not seem reasonably likely to promote conduct that could have a material adverse effect on the Company.

  Executive Compensation Policies and Practices. Our compensation philosophy and related corporate governance policies and practices are complemented by several specific compensation practices that are designed to align our executive compensation with long-term stockholder interests, including the following:

    Compensation At-Risk. Our executive compensation program is designed so that a significant portion of our executive officers' compensation is "at risk" based on corporate performance, as well as equity-based to align the interests of our executives and stockholders.

    No Retirement Plans. We do not currently offer, nor do we have plans to provide, pension arrangements, or nonqualified deferred compensation plans or arrangements to our named executive officers.

    No Special Health or Welfare Benefits. Our named executive officers participate in broad-based company-sponsored health and welfare benefits programs on the same basis as our other full-time, salaried employees.

    No Perquisites. We do not provide any perquisites or other personal benefits to our named executive officers aside from general health and welfare benefit programs.

    No Tax Reimbursements. We do not provide any tax reimbursement payments (including "gross-ups") on any severance or change-in-control payments or benefits.

    Change-in-Control Arrangements. Under our Executive Change-in-Control and Severance Policy, our CEO, our executive vice president level officers, and our senior vice presidents are eligible to have the performance periods for their outstanding performance-based equity awards truncated upon a change in control of the Company (as defined in the policy), and to receive certain specified payments and benefits in the event of a termination of employment (as defined in the policy) in connection with a change-in-control of the Company (a "double trigger" arrangement).

    Executive Officer Stock Ownership Requirement. Our CEO, CFO, Senior Vice President of Product and Strategy, and Senior Vice President of Global Sales are required to acquire and retain an ownership interest in shares of our common stock, equal in value to six times his then-current base salary in the case of the CEO, and one times his or her initial base salary in the case of other named executive officers, by certain prescribed dates.

    Multi-Year Vesting Requirements. The equity awards granted to our named executive officers vest or are earned over multi-year periods, consistent with current market practice and our retention objectives.

Executive Compensation Program Objectives

We have designed our executive compensation program to achieve the following objectives:

  attract, develop, motivate, and retain top talent and focus our executive officers on key business goals that enhance stockholder value;

  ensure executive compensation is aligned with our corporate strategies and business objectives;

  provide meaningful equity ownership opportunities to our executives to align their incentives with the creation of stockholder value;

  ensure fairness among our executives by recognizing the contributions each individual makes to our success, as well as the compensation history and prior experience of each executive officer; and

  provide an incentive for long-term continued employment with us.

To achieve these objectives, the Compensation Committee regularly evaluates our executive compensation program with the goal of setting compensation at levels it believes are aligned with our current financial and operational business objectives, as well as competitive with the pay of other companies with whom we compete for executive talent. The majority of the target total direct compensation opportunities of our named executive officers are incentive-based and, consequently, "at risk." These opportunities include an annual cash bonus opportunity that may be earned based on the level of achievement as measured against pre-established performance goals related to the important financial objectives set forth in our annual operating plan. These opportunities also consist of long-term incentive compensation in the form of equity awards that are earned over time based on continued service, which help us retain our named executive officers and align their interests with those of our stockholders by allowing them to participate in our long-term success as reflected in stock price appreciation.

Compensation-Setting Process

Role of Compensation Committee

The Compensation Committee is responsible for overseeing our executive compensation program and all related policies and practices. The Compensation Committee operates pursuant to a formal written charter approved by our Board, which is available on our website at www.8x8.com.

At least annually, the Compensation Committee reviews our executive compensation program and formulates recommendations for the consideration and approval by the Board of the various elements of our named executive officers' compensation, as well as any employment arrangements with our named executive officers. In doing so, the Compensation Committee is responsible for ensuring that the compensation of our named executive officers is consistent with our executive compensation philosophy and objectives. The Compensation Committee also determines whether each compensation element provides appropriate incentives and motivation to our named executive officers and whether each such element adequately compensates our named executive officers relative to individuals holding comparable positions at the principal companies with which we believe we compete for executive talent.

The Compensation Committee meets regularly during the fiscal year both with and without the presence of our CEO and other named executive officers. The Compensation Committee also discusses compensation issues with our CEO (except with respect to his own compensation) and other members of the Board between its formal meetings.

Role of Named Executive Officers

The Compensation Committee receives support from our human resources department in designing our executive compensation program and analyzing competitive market practices. Our CEO also regularly participates in Compensation Committee meetings, providing management input on organizational structure, executive development, and financial analysis. Our CEO also develops and provides recommendations (except with respect to his own compensation) to the Compensation Committee regarding the cash and equity compensation for our named executive officers and other executives, including with regard to the sue of incentive compensation to further our growth. Our named executive officers are not present when their specific compensation arrangements are discussed.

Role of Compensation Consultant

In fulfilling its duties and responsibilities, the Compensation Committee has the authority to engage the services of outside advisers. In fiscal 2016, the Compensation Committee engaged Compensia to assist it with compensation matters. A representative of Compensia attended one meeting of the Compensation Committee, responded to committee inquiries at the Compensation Committee meetings and throughout the fiscal year, and provided its analysis with respect to these inquiries.

The nature and scope of services provided to the Compensation Committee by Compensia in fiscal 2016 were as follows:

  assisted in the review and updating of our compensation peer group;

  analyzed the executive compensation levels and practices of the companies in our compensation peer group;

  provided advice with respect to compensation best practices and market trends for named executive officers and directors;

  assisted with the design of the short-term and long-term incentive compensation plans for our named executive officers and other executives; and

  provided ad hoc advice and support throughout the year.

Compensia does not provide any services to us other than the services provided to the Compensation Committee. The Compensation Committee has assessed the independence of Compensia taking into account, among other things, the factors set forth in Exchange Act Rule 10C-1 and the listing standards of the Nasdaq Stock Market, and has concluded that no conflict of interest exists with respect to the work that Compensia performs for the Compensation Committee.

Competitive Positioning

To attract and retain executives with the ability and the experience necessary to lead us and to deliver strong performance to our stockholders, we provide total direct compensation opportunities that are intended to be competitive with market practice. In connection with its annual review of our executive compensation program for fiscal 2016, the Compensation Committee, with the assistance of Compensia, revised the compensation peer group to generate competitive market data appropriate for comparison with our current size and industry focus.

For fiscal 2016, the compensation peer group was updated to account for acquisitions and to reflect changes in the size and scope of the Company as well as the peer companies. The criteria used to identify peer companies was generally consistent, and targeted companies within the same or similar industry sectors (information technology and telecom) and falling within a revenue range of 0.5x to 2.0x of revenue for our last four fiscal quarters at the time of the review and a market capitalization range of 0.25x to 4.0x of our market capitalization at the time of the review. The relevance of each peer company was evaluated taking into consideration both industry comparability as well as financial metrics, and not all peer companies met all selection criteria. Our compensation peer group for fiscal 2016 consisted of the following companies:

BroadSoft	inContact	PROS Holdings
Callidus Software	Interactive Intelligence Group	RingCentral
Cvent	LivePerson	ProofPoint
Demandware	LogMein	SciQuest
Ellie Mae	Marketo	SPS Commerce

At the time the updated compensation peer group was approved, the revenues of the peer companies for the last four fiscal quarters ranged from 0.5x to 2.5x of our revenue and the market capitalizations of the peer companies ranged from 0.3x to 2.4x of our market capitalization.

Executive compensation benchmarking also included survey data provided by Radford Surveys and Consulting, a business unit of Aon Hewitt Consulting, Inc. ("Radford"), from publicly-traded and privately-held technology companies with revenue levels comparable to ours. Radford did not provide compensation consulting services to the Compensation Committee during fiscal 2016.

Fiscal 2016 Compensation Elements

The elements of our compensation program for our named executive officers during fiscal 2016 were as follows:

  Base Salary: This compensation element provides our named executive officers with a competitive level of fixed annual cash compensation.

  Annual Cash Incentive Awards: This compensation element provides our executive officers with a competitive variable annual cash performance incentive opportunity designed to promote the development of a sustainable business model that will increase our financial strength and value.

  Long-term Incentive Compensation: This compensation element provides our named named executive officers with a competitive long-term incentive compensation opportunity in the form of equity awards designed to incent them to meet or exceed our long-term strategic goals, serve our retention objectives, and align the interests of our executive officers and stockholders.

  Health and Welfare Benefits. This compensation element provides our named executive officers with a competitive health and welfare benefits, as well as participation in an employee stock purchase and other employee benefit plans.

We believe that the total compensation opportunities provided to named executive officers for fiscal 2016 achieved the overall objectives of our executive compensation program.

Base Salary

Generally, the Compensation Committee reviews the base salaries of our executives, including the named executive officers, as part of its annual review of our executive compensation program and makes recommendations to the Board for adjustments to their base salaries to take into account competitive market practices, corporate and individual performance from the prior fiscal year and promotions or changes in responsibilities. Typically, the Board sets the base salaries of our named executive officers at levels that are competitive with the market as reflected in our compensation peer group, after taking into consideration each individual named executive officer's role and the scope of his or her responsibilities, his or her experience, and the base salary levels of the other executives.

On July 1, 2015, the Compensation Committee recommended the following adjustments to named executive officer base salaries. The Compensation Committee approved these changes based on its review of competitive market data as well as the performance of the executives during their tenure with us. Mr. Arora did not receive an adjustment because his hire date was January 12, 2015.

	Fiscal 2015	Fiscal 2016	Percentage
Named Executive Officer	Base Salary	Base Salary	Adjustment
Mr. Verma	$445,400	$490,000	10.0%
Mr. Martin	$275,000	$290,000	5.5%
Ms. Genovese	$315,500	$345,000	9.4%
Mr. Hakeman	$275,000	$290,000	5.5%
Mr. Arora	$275,000	$275,000	0.0%

Annual Cash Incentive Awards

We use annual cash incentive awards to motivate and incentivize our named executive officers to achieve our short-term financial and operational objectives while making progress towards our longer-term growth and other goals. Consistent with our executive compensation philosophy, these annual cash incentive awards constitute a significant percentage of the target total direct compensation opportunity for our named executive officers. Typically, the Compensation Committee makes annual cash incentive awards pursuant to a formal cash bonus plan that measures and rewards our named executive officers for our corporate and their individual performance over our fiscal year. This plan is designed to pay above-target amounts when we exceed our annual financial objectives and below-target amounts when we do not achieve these objectives.

In June 2012, our Board adopted the MIP, which replaced our previous Executive Incentive Plan. Each year, the participants in the MIP are selected by the Compensation Committee, which acts as the plan administrator. Typically, all executives, including the named executive officers, participate in the MIP. In addition, the Compensation Committee may identify other key employees and contributors to participate in the MIP for each fiscal year.

The purpose of the MIP is to promote our success by providing financial incentives to eligible employees who contribute to our overall success and achieve corporate and individual performance goals. The performance goals established under the MIP are designed to focus participants on profitable revenue growth and product quality, and to complete individual objectives that support our overall business strategy. In the event minimum financial performance objectives are not achieved, the incentive awards would be zero.

Target Annual Cash Incentive Award Opportunities

The target annual cash incentive award opportunity for each of the named executive officers under the MIP is developed by the Compensation Committee, and approved by the Board, for each fiscal year and expressed as a percentage of his or her annual base salary. Typically, the Board sets the target annual cash incentive award opportunities for our named executive officers after considering the job function of each named executive officer, his or her expected contributions to us for the upcoming fiscal year, the recommendations of our CEO, and the competitive market. Target annual cash incentives were unchanged from fiscal 2015. For fiscal 2016, the target annual cash incentive award opportunities for our named executive officers were as follows:

		Target Annual Cash	Target
		Incentive Award	Annual Cash
		Opportunity (as a	Incentive Award
Named Executive	Fiscal 2016 Base	percentage of	Opportunity (as a
Officer	Salary (1)	base salary)	dollar amount)(2)
Mr. Verma	$478,850	100%	$478,850
Mr. Martin	$286,250	60%	$171,750
Ms. Genovese	$337,625	60%	$202,575
Mr. Hakeman	$286,250	50%	$143,125
Mr. Arora	$275,000	27%	$75,000

__________

(1)

Mr. Verma's salary was increased from $445,400 to $490,000 effective July 1, 2015. Mr. Martin's salary was increased from $275,000 to $290,000 effective July 1, 2015. Ms. Genovese's salary was increased from $315,500 to $345,000 effective July 1, 2015. Mr. Hakeman's salary was increased from $275,000 to $290,000 effective July 1, 2015. The Fiscal 2016 Base Salary figures for the named executive officers are pro-rated based on effective dates of the base salary increases.

(2)	For Mr. Verma, Mr. Martin, Ms. Genovese, and Mr. Hakeman, amounts are pro-rated based on effective dates of their base salary increases.

Mr. Arora was not eligible for the MIP in fiscal 2015. For fiscal 2016 Mr. Arora participated in the MIP, for annual bonus only, at 27% of salary. Mr. Arora also participated in the "Commission Incentive Plan."

Performance Objectives

For fiscal 2016, the performance objectives for the MIP were developed by the Compensation Committee, after taking into consideration the recommendations of our CEO and CFO, and consisted of both corporate and individual performance objectives.

The fiscal 2016 corporate performance objectives for the MIP were non-GAAP pre-tax net income and organic recurring service revenue ("RSR"). RSR is GAAP determined service revenue plus revenue allocated in accordance with the guidance of ASC 605-25 less non-recurring engineering fees that are not recognized ratably over a term greater than one month less any revenue acquired during the plan fiscal year (through acquisition, merger or business combination).  For purposes of the MIP, "Non-GAAP pre-tax net income" is calculated as GAAP pre-tax net income minus/plus gain/loss on investment, non-cash tax adjustments, stock-based compensation, amortization of acquired intangible assets, acquisition-related costs, facility exit costs, and other extraordinary or non-recurring, non-representative items determined by the Compensation Committee, including profit and/or loss associated with acquisitions, mergers and/or business combinations.

The fiscal 2016 individual performance objectives for the MIP consisted of individually-assigned management bonus objectives ("MBOs"). These MBOs were established in the fiscal year for each participant in the MIP, including each of our named executive officers and were related to the participant's specific area of responsibility, although by their nature some MBOs (for example, in the case of certain executive officers, new customer and revenue targets) were shared by more than one participant. All MBOs were subject to review and approval by the Compensation Committee, and typically required achievement of specific goals tied to, for example, sales targets, customer retention, and operational improvements.

Terms of the MIP

For fiscal 2016, the Compensation Committee approved MIP targets with an initial condition that no annual cash incentive awards would be paid unless our non-GAAP net income for the year was at least equal to 5% of our revenue for the year. If our non-GAAP net income exceeded this 5% threshold level for each fiscal quarter, as well as for the full fiscal year, a corporate performance factor based on non-GAAP pre-tax net income and RSR results would be calculated. These two factors were added together to obtain the total corporate performance factor, as illustrated by the following table.

Performance	Non-GAAP Pre-tax Net	RSR	Corporate
Attainment	Income Performance	Performance	Performance
Level	Objective	Objective	Factor
Threshold	15%	35%	50%
Target	30%	70%	100%
Stretch	30%	140%	170%
Maximum	30%	210%	240%

In addition, under the fiscal 2016 MIP, 10% of the target annual cash incentive award opportunity of each MIP participant could be earned each fiscal quarter, such that 40% of his or her target annual cash incentive award was tied to our quarterly results. The remaining 60% of each MIP participant's target annual cash incentive award was tied to our full fiscal year results and individual MBO's.

Under the fiscal 2016 MIP, the quarterly bonus payable to the MIP participant was equal to 10% of his or her target annual cash incentive award opportunity multiplied by the corporate performance factor for that fiscal quarter, as determined by our actual financial results. As reflected by the table above, the maximum amount that could be earned by a participant for each fiscal quarter was limited to 240% of his or her target annual cash incentive opportunity for that quarter.

Under the fiscal 2016 MIP, the annual bonus payable to each MIP participant at the end of the fiscal year was equal to 60% of his or her target annual cash incentive award opportunity multiplied by the corporate performance factor for the full fiscal year, as determined by our actual financial results. In addition, the amount payable at the end of the fiscal year was subject to adjustment based on each participant's attainment of his or her individual MBOs. The degree of achievement of the MBOs generated an MBO factor for each participant ranging from 0% to 140%.

The annual cash incentive award payment for each participant was calculated as the product of the corporate performance factor for the full fiscal year and the MBO factor determined for each participant. Under the MIP, the maximum payment for any participant with respect to the annual performance portion of the MIP was equal to 298% of the individual's target annual cash incentive award opportunity for this portion of the award.

For fiscal 2016, the MIP also provided that if payment of the full accrual amounts to all participants based on target level achievement of the performance objectives would reduce the non-GAAP net income to less than 5% for each quarter and 5% for the full year, then the available bonus pool for such period would be reduced to achieve the minimum non-GAAP net income, and individual award payments would be adjusted on a pro rata basis.

Award Decisions

For the fiscal 2016 MIP, the non-GAAP pre-tax net income and RSR target levels for fiscal 2016 under the MIP and the fiscal 2016 corporate performance factor for each fiscal quarter and for the full fiscal year based on our actual performance were as follows (dollar amounts represent millions):

	Q1	Q2	Q3	Q4	FY 2016
Non-GAAP Pre-tax Net Income (1)	$4.85	$3.60	$4.50	$4.33	$17.28
RSR	$43.33	$43.89	$46.33	$49.97	$183.52
Actual Corporate Performance Factor	110.17%	116.32%	129.10%	150.30%	127.10%

Further, based on an evaluation of each named executive officer's individual performance, the Compensation Committee approved the following MBO factors for each of them: Mr. Verma, 89%; Mr. Martin, 91%; Ms. Genovese 91%; Mr. Hakeman 82%; and Mr. Arora, 97.5%.

(1) Non-GAAP Pre-tax Income - Non-GAAP Net Income determined before any provision for income taxes. Non-GAAP Net Income - net income for GAAP minus/plus gain/loss on investment, non-cash tax adjustments, stock-based compensation, amortization of acquired intangible assets, acquisition-related costs, facility exit costs and other extraordinary or non-recurring, non-representative items determined by the Compensation Committee including profit and/or loss associated with acquisitions, mergers and/or business combinations.

Following the end of fiscal 2016, the Compensation Committee determined that the named executive officers had earned annual cash incentive award payments in the following amounts:

			Actual Annual Cash
			Incentive Award
	Target Annual Cash	Actual Annual Cash	Payment as a Percentage
Named Executive	Incentive Award	Incentive Award	of the Target
Officers	Opportunity	Payment	Opportunity
Mr. Verma (1)	$478,850	$670,999	140.1%
Mr. Martin	$171,750	$206,232	120.1%
Ms. Genovese	$202,575	$243,361	120.1%
Mr. Hakeman	$143,125	$162,036	113.2%
Mr. Arora	$75,000	$93,712	124.9%

__________

(1) Pursuant to the terms of his employment agreement, Mr. Verma was eligible to elect to receive a portion of any bonus earned in fully vested shares of company stock, with the number of shares determined as specified in his employment agreement, as described under "Employee Arrangements", below. For Fiscal 2016, Mr. Verma elected to receive a portion of the bonus earned for the third and fourth quarters and for the fiscal year as a whole in shares of common stock. The actual annual cash incentive award payment for Mr. Verma includes the value of cash and fully vested shares granted in lieu of a portion of his cash bonus earned for the third and fourth quarters and for the fiscal year as a whole.

Commission Incentive Plan

Pursuant to Mr. Arora's employment agreement, he is eligible to participate in a Commission Incentive Plan, with a target annual commission of $150,000 earned quarterly based on achievement of quarterly quota. In month one and two of the quarter he will receives a recoverable draw of $12,000 each month with a true up at quarter-end based on actual quarterly results. In addition, he is eligible to receive an annual $75,000 bonus tied to MBOs determined by our CEO.

Long-Term Incentive Compensation

Our long-term incentive compensation consists of equity awards in the form of options to purchase shares of our common stock, time-based RSU awards for shares of our common stock, and PSU awards for shares of our common stock to ensure that named executive officers have a continuing stake in our long-term success.

Typically, we grant these equity awards to our named executive officers during the first or second fiscal quarter of each year in connection with our annual performance reviews and, initially, when the individual is hired. In determining the size of the long-term incentive compensation awards, the Compensation Committee considers our performance against our long-term strategic plan, each individual named executive officer's role and responsibilities, his or her performance against his or her performance objectives and expected future contributions, market data concerning comparative long term incentive compensation levels, the extent to which the shares of our common stock subject to previously-granted equity awards are vested, and the recommendations of our CEO. Generally, all equity awards are subject to the recipient's continuous employment or other association (referred to as "continuous service") with us for a stated vesting period.

Based on the factors and analysis described above, the Compensation Committee determined the dollar value of fiscal 2016 long term incentive compensation for each named executive officer and then converted this value into a number of shares of our common stock to be covered by the awards based on the accounting value of each award type. Approximately 60% of the value of the CEO's fiscal 2016 long-term incentive compensation was allocated to Relative TSR PSUs and 40% was allocated to RSUs. The total long-term incentive compensation value awarded to the other named executive officers was allocated approximately 25% to PSUs, 25% to stock options, and 50% to RSUs.

In September, 2015, the Board approved awards of options, RSUs and PSUs to our named executive officers as set forth in the following table:

		Restricted	Performance
	Stock	Stock Unit	Stock Unit
	Options	Awards	Awards - Relative	Aggregate
Named	(number	(number	TSR Performance	Grant Date
Executive	of shares	of shares	(number of	Fair Value of
Officer	granted)	granted)	shares granted)	Equity Awards
Mr. Verma	-	158,416	179,440	$3,144,000
Mr. Martin	37,128	37,128	14,020	$597,000
Ms. Genovese	55,692	55,692	21,028	$896,000
Mr. Hakeman	37,128	37,128	14,020	$597,000
Mr. Arora	37,128	37,128	14,020	$597,000

These awards were determined based on the Board's and Compensation Committee's consideration of the above-described factors.

The options to purchase shares of our common stock have a ten-year term, and vest over a period of four years from the date of grant at the rate of 1/48th of the total number of shares of common stock subject to the option on the last day of each full month from the date of grant, subject to their continuous service with us.

The RSUs vest at 25% annually on each of the first four anniversaries of the grant, subject to the recipient's continuous service with us.

The PSU awards were granted subject to the following terms and conditions:

  50% of the shares covered by the PSU awards are eligible to be earned on September 22, 2017 and the other half are eligible to be earned on September 27, 2018, in each case subject to the performance of our common stock relative to the Russell 2000 Index during the period from the grant date through the respective performance dates.

  A 2x multiplier will be applied to the TSR for each percentage point of positive or negative relative TSR, and the number of shares earned will increase or decrease by 2% of the target number of shares, subject to a maximum payout equal to 200% of the target number of shares granted. In the event our common stock performance is below negative 30% relative to the Russell 2000 Index, no shares will be earned for the applicable performance period.

Health, Welfare, and Other Benefits

We offer health and welfare benefits to our employees, including our executive officers, that are designed to be competitive with overall market practices and to attract, retain, and motivate the talent needed by us to achieve our strategic and financial goals. All United States salaried employees, including our named executive officers, are eligible to participate in our Section 401(k) plan, health care coverage, life insurance, disability, paid time-off, and paid holidays.

In addition, we provide our employees, including our named executive officers, with the opportunity to purchase discounted shares of our common stock under the 1996 Employee Stock Purchase Plan (the "Purchase Plan"), which is intended to be a qualified plan under Section 423 of the Internal Revenue Code (the "Code").

Perquisites and Other Personal Benefits

Currently, we do not view perquisites or other personal benefits as a significant component of our executive compensation program. Although we do not have a formal policy relating to perquisites and other personal benefits, during fiscal 2015 we did not provide any perquisites or other personal benefits to our named executive officers.

In the future, we may provide perquisites or other personal benefits in limited circumstances, such as where we believe it is appropriate to assist an individual named executive officer in the performance of his or her duties, to make our named executive officers more efficient and effective, and for recruitment, motivation, or retention purposes. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Compensation Committee.

Executive Change-in-Control and Severance Policy

In June 2015, the Board approved a new executive change-in-control and severance policy that applies to our CEO, all executive vice presidents and all senior vice presidents of 8x8, Inc. This policy supersedes our existing change-in-control provisions. All of our named executive officers have accepted the terms of the new policy in place of any severance benefits and change-in-control compensation payable pursuant to their respective employment agreements.

Severance

Upon a constructive termination of employment (other than in connection with a change-in-control of the Company):

  Eligible executives will receive all compensation that is earned but unpaid as of the termination date, including salary, commissions and accrued but unused paid time off and vacation;
  Eligible executives will receive a single lump sum severance payment equal to the sum of the percentage of base salary and bonus as applicable to the executive's job tier. For our CEO, this amount will be equal to 150% of base salary plus a prorated percentage of earned bonus based on the percentage of performance achieved prior to the termination date; for executive vice presidents, this amount will be equal to 100% of base salary plus a prorated percentage of earned bonus based on the percentage of performance achieved prior to the termination date; and for senior vice presidents, this amount will be equal to 75% of base salary plus a prorated percentage of earned bonus based on the percentage of performance achieved prior to the termination date;
  Eligible executives will receive full payment of insurance premium amounts for continuation of such executive's group health insurance due under COBRA, and have the right to participate and to receive benefits under any of our group medical, dental, life, disability or other group insurance plans. The premium payments will continue for 18 months after the termination date for our CEO, 12 months for executive vice presidents, and nine months for senior vice presidents;
  Our CEO will receive 12 months of accelerated vesting of outstanding time-based vesting equity awards; other executives will not receive any acceleration of time-based vesting equity awards; and
  Eligible executives will not receive any acceleration of vesting of outstanding PSU awards.

Under the policy, a constructive termination occurs when the executive's employment is terminated by us other than for "cause" or "disability," or by the executive for "good reason."

"Cause" means (i) willful failure to attend to executive's duties that is not cured by executive within 30 days of receiving written notice from the CEO (or, in the case of the CEO, from the Board) specifying such failure; (ii) material breach of executive's employment agreement that is not cured by the executive within 30 days of receiving written notice from the CEO (or, in the case of the CEO, from the Board) specifying such breach; (iii) conviction of (or plea of guilty or nolo contendere to) any felony or a misdemeanor involving theft, embezzlement, dishonesty or moral turpitude; or (iv) misconduct resulting in material harm to our business or reputation, including fraud, embezzlement, misappropriation of funds or a material violation of the executive's confidential information, non-disclosure and invention assignment agreement.

"Disability" means a physical or mental impairment for which the executive qualifies for benefits under our long-term disability program, as it may be amended from time to time.

"Good Reason" means the occurrence of any of the following conditions without executive's consent, but only if such condition is reported by the executive within 90 days of executive's knowledge of such condition and remains uncured 30 days after written notice from executive to the Board of the condition: (i) a material reduction in the executive's then-current base salary or annual target bonus (expressed as a percentage of the executive's then-current base salary), except for a reduction proportionate to reductions concurrently imposed on all other members of our executive management; (ii) a material reduction in the executive's then-current employee benefits package, taken as a whole, except for a reduction proportionate to reductions concurrently imposed on all other members of our executive management; (iii) a material reduction in the executive's responsibilities with respect to our overall operations, such that continuity of responsibilities with respect to business operations existing prior to a corporate transaction will serve as a material reduction in responsibilities if such business operations represent only a subsidiary or business unit of ours after the corporate transaction; (iv) a material reduction in the responsibilities of the executive's direct report, including a requirement for the CEO to report to another officer as opposed to the Board or a requirement for an executive vice president or senior vice president to report to any officer other than the CEO; (v) a material breach by us of any material provision of the executive's employment agreement; (vi) a requirement that the executive relocate his/her office to a location more than 35 miles from the executive's then-current office location with us, unless such office relocation results in the distance between the new office and the executive's home being closer or equal to the distance between the prior office and the executive's home; (vii) a failure of a successor or transferee to assume our obligations under this policy; or (viii) a failure to nominate the executive for election as a director on the Board, if at the proper time for nomination, the executive is a Board member.

The policy is the exclusive source of severance payments and benefits for the eligible executives. Our executive officers are not eligible to receive any severance payments or benefits for any termination of employment other than a constructive termination.

Change-in-Control

Upon a "change-in-control," the satisfaction of the performance targets under the eligible executives' absolute price performance PSU awards (based on attainment of a specific common stock price) and TSR PSU awards, based on relative stock price performance, will be determined as of the date of such change-in-control, based on the value of the consideration paid per share of our common stock in such transaction (which we refer to as the "Transaction Price"), with the underlying shares deemed earned as of such date to the extent the performance targets as computed on this basis have been satisfied. Such awards will remain subject to any remaining service, or time-based vesting, requirements, in the absence of a constructive termination of employment "in connection with the change-in-control." Our executive officers are not eligible to receive any other payments or benefits as a result of a "single trigger" change-in-control.

As defined under the policy, "change-in-control" means the consummation of any of the following transactions: (i) an acquisition in one or more related transactions of 45% or more of our common stock or voting securities by a "person" (as defined in Sections 13(d) and 14(d) of the Securities Exchange Act, but excluding us, any employee benefit plan of ours and any corporation controlled by our stockholders) or multiple "persons" acting as a group; (ii) a complete liquidation or dissolution; (iii) a sale, transfer or other disposition of all or substantially all of our assets; or (iv) a merger, consolidation or reorganization (collectively, a "Business Combination") other than a Business Combination (a) in which our stockholders receive 50% or more of the stock of the corporation resulting from the Business Combination, (b) in which at least a majority of the board of directors of such resulting corporation were incumbent directors serving on our Board immediately prior to the consummation of the Business Combination and (c) after which no individual, entity or group (excluding any corporation or other entity resulting from the Business Combination or any employee benefit plan of such corporation or of ours) who did not own 45% or more of the stock of the resulting corporation or other entity immediately before the Business Combination owns 45% or more of the stock of such resulting corporation or other entity. An executive's employment will be considered constructively terminated "in connection with a change-in-control," if the constructive termination occurs three months before, on, or within 12 months following the change-in-control."

Upon a constructive termination of employment in connection with a change-in-control:

  Eligible executives will be entitled to a lump sum payment equal to 100% of base salary, and for the CEO, 100% of target bonus for the fiscal year, in addition;
  Eligible executives will receive all compensation that is earned but unpaid as of the termination date, including salary, commissions and accrued but unused paid time off and vacation;
  Eligible executives will receive full payment of insurance premium amounts for continuation of such executive's group health insurance due under COBRA, and have the right to participate and to receive benefits under any of our group medical, dental, life, disability or other group insurance plans for 12 months after the termination date;
  Eligible executives will receive accelerated vesting of 100% of their then unvested time-based equity awards; and
  Eligible executives ' absolute price performance PSU awards and TSR PSU awards will be determined as of the date of the date of such change-in-control, based on the Transaction Price, with the underlying shares deemed earned as of such date to the extent the performance targets as computed on this basis have been satisfied, and any remaining service, or time-based vesting requirements, will be deemed satisfied in full as of the date of the constructive termination, regardless when it occurs.

Fiscal 2014 Stockholder Advisory Vote on Executive Compensation

At our fiscal 2014 Annual Meeting of Stockholders, we conducted a stockholder advisory vote on the fiscal 2014 compensation of the Named Executive Officers (commonly known as a "Say-on-Pay" vote). Our stockholders approved the fiscal 2014 compensation of the then-named executive officers with approximately 96% of the votes cast in favor of the proposal.

We believe that the outcome of the Say-on-Pay vote reflects our stockholders' support of our compensation approach, specifically our efforts to attract, retain, and motivate our executive officers through a performance-oriented executive compensation program. Accordingly, no significant design changes were made to the executive compensation program as a result of the fiscal 2014 Say-on-Pay vote.

We value the opinions of our stockholders and will continue to consider the outcome of future Say-on-Pay votes, as well as feedback received throughout the year, when making compensation decisions for our executive officers, including the named executive officers. Following the Annual Meeting of Stockholders to which this proxy statement relates, the next stockholder advisory vote on the compensation of the named executive officers will take place in 2017, reflecting the results of the separate stockholder advisory vote on the frequency of future stockholder advisory votes regarding the compensation of the named executive officers conducted at our fiscal 2014 Annual Meeting of Stockholders, the Board determined that we will hold our Say-on-Pay votes once every three years.

Tax and Accounting Considerations

Deductibility of Compensation

Section 162(m) of the Code generally disallows a deduction for federal income tax purposes to any publicly-traded corporation for any remuneration in excess of $1 million paid in any taxable year to its chief executive officer and each of the three other most highly-compensated executive officers (other than its chief financial officer). Generally, remuneration in excess of $1 million may be deducted, however, if, among other things, it qualifies as "performance-based compensation" within the meaning of the Code. In this regard, the compensation income realized upon the exercise of options to purchase shares of the granting company's securities granted under a stockholder-approved stock option plan will be deductible so long as the options are granted by a committee whose members are outside directors and certain other conditions are satisfied.

The Compensation Committee periodically reviews the impact of Section 162(m) on the various elements of our executive compensation program. Further, the Compensation Committee believes that, at this time, achieving our compensation objectives is more important than the benefit of tax deductibility. Consequently, the Compensation Committee may, from time to time, award incentive compensation that is not exempt from the deduction limit of Section 162(m). Nevertheless, when not inconsistent with these objectives, the Compensation Committee endeavors to award compensation that will be deductible for federal income tax purposes. None of the compensation paid to our covered executive officers for the fiscal year ended March 31, 2016 that would be taken into account for purposes of Section 162(m) exceeded the $1 million limitation for fiscal 2016.

Accounting for Stock-Based Compensation

The Compensation Committee takes accounting considerations into account in designing compensation plans and arrangements for our executive officers and other employees. Chief among these is Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC Topic 718"), the standard which governs the accounting treatment of stock-based compensation awards.

ASC Topic 718 requires us to compute and recognize in our consolidated statement of operations all share-based payments to employees, including grants of options to purchase shares of our common stock and restricted stock unit awards for shares of our common stock to our executive officers and other employees, based on their fair values. ASC Topic 718 also requires us to recognize the compensation cost of these share-based payment awards in our income statements over the period that an award recipient is required to render service in exchange for the option or other award (which, generally, will correspond to the award's vesting schedule).

Compensation Risk Assessment

The Compensation Committee has reviewed our compensation programs to ensure that our incentive and other motivational elements of compensation are aligned with long-term value creation, taking into consideration prudent risk management. We do not believe any of our compensation policies and practices create any risks that are reasonably likely to have a material adverse effect on us. In making this determination, the Compensation Committee considered the mix of fixed and variable compensation, our use of equity in our long-term incentive compensation arrangements, the time horizon of performance measurement in incentive opportunities, and the ability of the Compensation Committee and management to rely on judgment in determining compensation and assessing performance outcome.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and in our Annual Report on Form 10-K for the fiscal year ended March 31, 2016.

THE COMPENSATION COMMITTEE
Eric Salzman, Chairman
Guy Hecker
Ian Potter

FISCAL 2016 SUMMARY COMPENSATION TABLE

The following table sets forth certain summary information for the fiscal year indicated with respect to the compensation earned by each of the named executive officers.

						Non-Equity
Name and	Fiscal			Stock	Option	Incentive Plan		All Other
Principal Position	Year	Salary	Bonus	Awards (1)	Awards (2)	Compensation(3)		Compensation	Total
Vikram Verma (4)	2016	$478,867	$-	$3,143,808	$-	$670,999	(9)	$2,949	$4,296,623
Chief Executive Officer	2015	$432,158	$-	$2,348,916	$775,947	$395,189		$2,949	$3,955,159
	2014	$224,359	$-	$2,597,675	$1,791,060	$-		$42,177	$4,655,271

Bryan R. Martin (5)	2016	$286,250	$-	$447,350	$149,711	$206,232		$2,432	$1,091,975
Chairman, Chief	2015	$275,000	$-	$368,865	$218,237	$147,584		$2,400	$1,012,086
Technology Officer	2014	$275,000	$-	$216,164	$507,597	$153,723		$2,400	$1,154,884

Mary Ellen Genovese (6)	2016	$337,625	$-	$671,004	$224,567	$243,361		$4,209	$1,480,766
Chief Financial Officer	2015	$195,176	$-	$545,381	$896,978	$104,307		$3,155	$1,744,997
	2014	$-	$-	$-	$-	$-		$-	$-

Darren Hakeman (7)	2016	$286,250	$-	$447,350	$149,711	$162,036		$2,432	$1,047,779
Senior Vice President,	2015	$266,875	$-	$145,888	$436,474	$121,921		$2,156	$973,314
Product Development	2014	$145,833	$-	$592,816	$895,530	$-		$329	$1,634,508

Puneet Arora (8)	2016	$275,000	$-	$447,350	$149,711	$250,313	(10)	$2,300	$1,124,674
Senior Vice President	2015	$61,458	$-	$543,821	$614,758	$56,250		$125	$1,276,412
Global Sales	2014	$-	$-	$-	$-	$-		$-	$-

__________

(1) (2)

The amounts reported reflect the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718. The fair value of each option grant is estimated based on its fair market value on the date of grant using the Black-Scholes option-pricing model. For a more detailed discussion of the valuation model and assumptions used to calculate the fair value of our options, refer to note 1 to the consolidated financial statements contained in our 2016 Annual Report on Form 10-K for our fiscal year ended March 31, 2016.

(3)	Compensation earned based on the named executive officer's participation in the MIP in fiscal 2016, 2015 and 2014.
(4)

For fiscal 2016, Mr. Verma's salary was increased from $445,400 to $490,000 effective July 1, 2015. For fiscal 2014 the amount reported in the "All Other Compensation" column includes $40,000 in fees for service as a non-employee director.

(5)	For fiscal 2016, Mr. Martin's salary was increased from $275,000 to $290,000 effective July 1, 2015.
(6)

Effective November 1, 2014, Ms. Genovese became our CFO, with an annual base salary of $315,500. Previously, from July 1, 2014 to October 31, 2014, Ms. Genovese was employed with us as Senior Vice President of Human Resources. For fiscal 2016, Ms. Genovese's base salary was increased to $345,000 effective July 1, 2015.

(7)	For fiscal 2016, Mr. Hakeman's salary was increased from $275,000 to $290,000 effective July 1, 2015.
(8)	Effective January 5, 2015, Mr. Arora become Senior Vice President of Global Sales of our Company, with an annual base salary of $275,000.
(9)

Pursuant to the terms of his employment agreement, Mr. Verma was eligible to elect to receive a portion of any MIP bonus earned in fully vested shares of common stock, with the number of shares determined as specified in his employment agreement. For fiscal 2016, Mr. Verma elected to receive a portion of the bonus earned for the third and fourth quarters and for the fiscal year as a whole in the form of stock awards. The fair market value on grant date of these awards was $459,311.

(10)	For Mr. Arora only, compensation earned based on his participation in his commission incentive plan, $156,601, and the MIP, $93,712 for fiscal 2016.

FISCAL 2016 GRANTS OF PLAN-BASED AWARDS TABLE

The following table sets forth certain information regarding plan-based awards granted to the named executive officers during the fiscal year ended March 31, 2016.

		Estimated	Estimated
		Possible	Future
		Payouts	Payouts
		Under	Under		All Other
		Non-Equity	Equity		Stock Awards:		All Other		Exercise	Grant Date
		Incentive	Incentive		Number of		Option Awards:		or Base	Fair Value
		Plan	Plan		Shares of		Number of		Price of	of Stock
	Grant	Awards	Awards		Stock or		Underlying		Option	and Option
Name	Date	(Target) (1)	(Target) (2)		Units		Options		Awards (3)	Awards (4)
Vikram Verma	--	$478,850	-		-		-		-	$-
	09/22/2015	-	179,440	(5)	-		-		-	$1,852,718
	09/22/2015	-	-		158,416	(7)	-		-	$1,291,090
	1/19/2016				5,102	(9)	-		-	$55,408
	5/31/2016				35,712	(9)	-		-	$403,903

Bryan R. Martin	--	$171,750	-		-		-		-	$-
	09/22/2015	-	14,020	(5)	-		-		-	$144,757
	09/22/2015	-	-		37,128	(7)	-		-	$302,593
	09/22/2015	-	-		-		37,128	(8)	$8.15	$149,711

Mary Ellen Genovese	--	$202,575	-		-		-		-	$-
	09/22/2015	-	21,028	(5)	-		-		-	$217,114
	09/22/2015	-	-		55,692	(7)	-		-	$453,890
	09/22/2015	-	-		-		55,692	(8)	$8.15	$224,567

Darren Hakeman	--	$143,125	-		-		-		-	$-
	09/22/2015	-	14,020	(5)	-		-		-	$144,757
	09/22/2015	-	-		37,128	(7)	-		-	302,593
	09/22/2015	-	-		-		37,128	(8)	$8.15	$149,711

Puneet Arora	--	$75,000	-		-		-		-	-
	09/22/2015		14,020	(5)	-		-		-	$144,757
	09/22/2015	-	-		37,128	(7)	-		-	$302,593
	09/22/2015	-	-		-		37,128	(8)	$8.15	$149,711

__________

(1)

The amounts reported in the "Estimated Possible Payouts under Non-Equity Incentive Plan Awards Target" column represent the annual bonuses payable pursuant to the MIP. For a discussion of the fiscal 2016 MIP, see "Compensation Discussion and Analysis - Annual Cash Incentive Awards" above.

(2)

The amounts reported in the "Estimated Future Payments under Equity Incentive Plan Awards" column represent the number of shares of our common stock subject to performance-based restricted stock unit awards granted to the named executive officers during fiscal 2016. The shares of common stock subject to these awards could be earned upon achievement of the performance conditions established by the Compensation Committee in connection with the awards. The performance conditions of the performance-based restricted stock unit awards are described in "Compensation Discussion and Analysis - Long-Term Incentive Compensation" above. Such awards may, in the discretion of the Compensation Committee, include the right to the equivalent of any dividends on the shares of common stock covered by the award, but any such dividends would be paid only if and when the awards vest. The number of shares that can be awarded for the grants range from zero to two times the number of shares listed, contingent on the achievement of the performance targets.

(3)

The exercise price of the options to purchase shares of our common stock is equal to the value of a share of our common stock on the date of grant which the closing market price of our common stock on the Nasdaq GSM on that date.

(4)

Represents the aggregate grant date fair value of the stock-based compensation awards granted to the NEOs during fiscal 2016, as computed in accordance with ASC 718. The fair value of each option grant is estimated based on its fair market value on the date of grant using the Black-Scholes option-pricing model. For a detailed discussion of the valuation model and assumptions used to calculate the fair value of our options, refer to note 1 to the consolidated financial statements contained in our 2016 Annual Report on Form 10-K for our fiscal year ended March 31, 2016.

(5)

This performance-based RSU award may be earned based on the achievement of our common stock price performance relative to the Russell 2000 Index during each 12-month period subsequent to the grant date, subject to the recipient's continued employment with the Company.

(6)	Not used.
(7)	This time-based RSU award vests at the rate of 25% annually from the date of grant, subject to the recipient's continued employment with the Company.
(8)

This option to purchase shares of our common stock has a ten-year term, and vests over a period of four years from the date of grant at the rate of 1/48th of the total number of shares of common stock subject to the option on the last day of each full month from the date of grant, subject to the recipient's continued employment with the Company.

(9)

Pursuant to the terms of his employment agreement, Mr. Verma was eligible to elect to receive a portion of any MIP bonus earned in fully vested shares of common stock, with the number of shares determined as specified in his employment agreement. For Fiscal 2016, Mr. Verma elected to receive a portion of the MIP bonus earned for the third and fourth quarters and for the fiscal year as a whole in the form of stock awards. The fair market value on grant date of these awards was $459,311.

FISCAL 2016 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

The following table sets forth certain information concerning outstanding equity awards held by the named executive officers at March 31, 2016.

	Option Awards					Stock Awards
	Number of	Number of
	Securities	Securities						Market Value
	Underlying	Underlying				Number of		of Shares
	Unexercised	Unexercised		Option	Option	Shares of		of Stock
	Options (#)	Options (#)		Exercise	Expiration	Stock That Have		That Have Not
Name	Exercisable (1)	Unexercisable (1)(2)		Price	Date	Not Vested (2)		Vested ($)(3)
Vikram Verma	-	-		-	-	8,328	(4)	$83,780
	-	-		-	-	103,500	(5)	$1,041,210
	-	-		-	-	44,211	(6)	$444,763
	75,000	-	(7)	$4.26	1/19/2022	-		-
	187,500	112,500	(8)	$9.70	9/9/2023	-		-
	-	-		-	-	86,679	(9)	$871,991
	-	-		-	-	106,749	(10)	$1,073,895
	-	-		-	-	110,844	(11)	$1,115,091
	68,220	124,404	(12)	$6.86	10/21/2024	-		-
						179,440	(25)	$1,805,166
						158,416	(26)	$1,593,665
Bryan R. Martin
	43,142	-		$1.27	10/24/2016	-		-
	100,000	-		$1.26	8/28/2017	-		-
	100,000	-		$0.87	9/30/2018	-		-
	179,166	20,834	(14)	$5.87	8/21/2022	-		-
	53,040	31,824	(15)	$9.74	9/17/2023	-		-
	-	-		-	-	13,808	(16)	$138,908
	-	-		-	-	5,965	(17)	$60,008
	-	-		-	-	24,378	(9)	$245,243
	-	-		-	-	10,008	(10)	$100,680
	-	-		-	-	10,392	(11)	$104,544
	19,187	34,989	(12)	$6.86	10/21/2024	-		-
						14,020	(25)	$141,041
						37,128	(26)	$373,508
	4,640	32,488	(27)	$8.15	9/22/2025	-		-

Mary Ellen Genovese	-	-		-	-	18,018	(18)	$181,261
	14,243	19,941	(19)	$7.52	7/22/2024	-		-
	-	-		-	-	25,020	(10)	$251,701
	-	-		-	-	25,980	(11)	$261,359
	67,153	122,459	(12)	$6.86	10/21/2024	-		-
						21,028	(25)	$211,542
						55,692	(26)	$560,262
	6,960	48,732	(27)	$8.15	9/22/2025	-		-

Darren Hakeman	93,750	56,250	(20)	$9.70	9/9/2023	-		-
	-	-		-	-	25,400	(5)	$255,524
	-	-		-	-	10,816	(6)	$108,809
	-	-		-	-	10,008	(10)	$100,680
	-	-		-	-	10,392	(11)	$104,544
	38,373	69,979	(12)	$6.86	10/21/2024	-		-
						14,020	(25)	141,041
						37,128	(26)	373,508
	4,640	32,488	(27)	$8.15	9/22/2025	-

Puneet Arora	-	-		-	-	26,041	(21)	$261,972
	-	-		-	-	21,381	(22)	$215,093
	-	-		-	-	22,201	(23)	$223,342
	34,329	83,373	(24)	$8.93	1/20/2025	-		-
						14,020	(25)	141,041
						37,128	(26)	373,508
	4,640	32,488	(27)	$8.15	9/22/2025	-

__________

(1)	Each outstanding stock option has a 10-year term from the grant date.
(2)	The vesting of any unvested shares is subject to the recipient's continuous service.
(3)

The market value of unvested stock awards is calculated by multiplying the number of unvested stock awards held by the applicable named executive officer by the closing market price of our common stock on the Nasdaq GSM on March 31, 2016.

(4)	Awards granted August 21, 2012. Subject to continuous service of the recipient, 1/4th of the total number of shares vest annually on the grant date anniversary until all of the options have vested.
(5)

Awards granted September 9, 2013. Subject to continuous service of the recipient and performance requirements earned based on the absolute price performance of our common stock over a four-year period.

(6)

Awards granted September 9, 2013. Subject to continuous service of the recipient and performance requirements to be earned based on TSR over performance periods ending March 31, 2015, March 31, 2016, and March 31, 2017 relative to the NASDAQ Composite Index (^IXIC).

(7)

Stock options granted January 19, 2012. Subject to continuous service of the recipient, 1/4th of the total number of shares vested on January 19, 2013, and 1/36th of the remaining shares vest on the last day of each full month thereafter until all stock options have vested.

(8)

Stock options granted September 9, 2013. Subject to continuous service of the recipient, 1/4th of the total number of shares vested on September 9, 2014, and 1/36th of the remaining shares vest on the last day of each full month thereafter until all stock options have vested.

(9)	Awards granted October 21, 2014. Subject to continuous service of the recipient, 1/4th of the total number of shares vest annually on the grant date anniversary until all of the options have vested.
(10)	Awards granted October 21, 2014. Subject to continuous service of the recipient and performance requirements earned based on the absolute price performance of our common stock over a four-year period.
(11)

Awards granted October 21, 2014. Subject to continuous service of the recipient and performance requirements to be earned based on TSR over performance periods ending March 31, 2016, March 31, 2017, and March 31, 2018 relative to the NASDAQ Composite Index (^IXIC).

(12)

Stock options granted October 21, 2014. Subject to continuous service of the recipient. Subject to continuous service of the recipient, 1/4th of the total number of shares vested on October 21, 2015, and 1/36th of the remaining shares vest on the last day of each full month thereafter until all stock options have vested.

(13)	Not used.
(14)	Stock options granted August 21, 2012. Subject to continuous service of the recipient, 1/48th of the total number of shares vest on the last day of each full month until all stock options have vested.
(15)

Stock options granted September 17, 2013. Subject to continuous service of the recipient, 1/48th of the total number of shares vest on the last day of each full month until all stock options have vested.

(16)

Awards granted September 17, 2013. Subject to continuous service of the recipient and performance requirements earned based on the absolute price performance of our common stock over a four-year period.

(17)

Awards granted September 17, 2013. Subject to continuous service of the recipient and performance requirements to be earned based on our TSR over performance periods ending March 31, 2015, March 31, 2016, and March 31, 2017 relative to the NASDAQ Composite Index (^IXIC).

(18)	Awards granted July 22, 2014. Subject to continuous service of the recipient, 1/4th of the total number of shares vest annually on the grant date anniversary until all of the options have vested.
(19)

Stock options granted July 22, 2014. Subject to continuous service of the recipient, 1/4th of the total number of shares vested on July 22, 2015, and 1/36th of the remaining shares vest on the last day of each full month thereafter until all stock options have vested.

(20)

Stock options granted September 9, 2013. Subject to continuous service of the recipient, 1/4th of the total number of shares vest on September 9, 2014, and 1/36th of the remaining shares vest on the last day of each full month thereafter until all stock options have vested.

(21)	Awards granted January 20, 2015. Subject to continuous service of the recipient, 1/4th of the total number of shares vest annually on the grant date anniversary until all of the options have vested.
(22)	Awards granted January 20, 2015. Subject to continuous service of the recipient and performance requirements earned based on the absolute price performance of our common stock over a four-year period.
(23)

Awards granted January 20, 2015. Subject to continuous service of the recipient and performance requirements to be earned based on TSR over performance periods ending March 31, 2016, March 31, 2017, and March 31, 2018 relative to the NASDAQ Composite Index (^IXIC).

(24)

Stock options granted January 20, 2015. Subject to continuous service of the recipient, 1/4th of the total number of shares vested on January 20, 2016, and 1/36th of the remaining shares vest on the last day of each full month thereafter until all stock options have vested.

(25)

Awards granted September 22, 2015. Subject to continuous service of the recipient and performance requirements to be earned based on TSR over performance periods ending March 31, 2017, March 31, 2018, and March 31, 2019 relative to the Russell 2000 Index (^RUT).

(26)	Awards granted September 22, 2015. Subject to continuous service of the recipient, 1/4th of the total number of shares vest annually on the grant date anniversary until all of the options have vested.
(27)

Stock options granted September 22, 2015. Subject to continuous service of the recipient, 1/48th of the total number of shares vest on the last day of each full month until all stock options have vested.

FISCAL 2016 OPTION EXERCISES AND STOCK VESTED TABLE

The following table presents, for each of the named executive officers, the number of shares of common stock acquired upon the exercise of stock options and the vesting of stock awards during the fiscal year ended March 31, 2016, and the aggregate value realized upon the exercise or vesting of such awards.

	Option Awards		Stock Awards
	Number of	Value	Number of	Value
	Shares Acquired	Realized on	Shares Acquired	Realized on
Name	on Exercise (#)	Exercise ($)(1)	on Vesting (#)	Vesting ($)(2)
Vikram Verma	-	$-	145,866	$1,520,081
Bryan R. Martin	156,858	$1,208,838	21,711	$220,370
Mary Ellen Genovese	-	$-	23,006	$240,999
Darren Hakeman	-	$-	15,634	$166,620
Puneet Arora	-	$-	8,681	$96,185

__________

(1)

The value realized has been calculated by multiplying the number of shares acquired upon exercise by the difference between the exercise price and the closing market price of our common stock on the date of exercise.

(2)	The value reported is the closing market price of a share of our common stock on the Nasdaq GSM on the date of vesting multiplied by the number of shares that vested on that date.

EMPLOYMENT ARRANGEMENTS

General

We extended written employment offer letters to all of our named executive officers, other than Mr. Martin, when they joined us as employees. The negotiation of these employment offer letters was undertaken on our behalf by the Board. In addition, our named executive officers are subject to our general employment policies and procedures and other policies adopted from time to time by the Board, such as our executive Change-in-Control and Severance Policy, which they have agreed to apply to their employment agreements in lieu of any change-in-control payment and severance payment provisions in their individual employment agreements.

Mr. Verma

On September 9, 2013, we entered into an employment letter agreement with Mr. Verma in connection with his appointment as our CEO. Mr. Verma's employment letter agreement provides for "at will" employment. Under his employment agreement, his base salary is subject to annual review by the Board and may be adjusted in its discretion, but it may not be reduced except as part of a salary reduction plan that similarly affects all executives reporting to our CEO. He may elect to receive any bonus under the MIP in cash or in the form of an RSU award at the time of the award, with the RSU value fixed as of the first day of the applicable fiscal year. He is entitled to standard benefits, including vacation, for our executive officers, with a maximum vacation accrual of 300 hours.

Under his employment letter agreement, as amended, Mr. Verma has agreed by the fifth anniversary of his employment commencement date to acquire and retain an ownership interest in our common stock which is equal in value to six times the amount of his then-current base salary, or approximately $2.9 million based on his salary during our 2016 fiscal year. As of the date of this proxy statement, Mr. Verma has met this requirement.

Ms. Genovese

On November 1, 2014, we entered into a new employment letter agreement with Ms. Genovese in connection with her appointment as our CFO, which superseded her employment agreement as Senior Vice President of Human Resources.

Pursuant to this employment letter agreement, her initial annual base salary was $315,500 and her target annual cash incentive award opportunity was equal to 60% of her annual base salary.

In addition, her employment agreement provided for an initial equity award in the form of an option to purchase 189,612 shares of our common stock, a PSU award for 33,360 shares of our common stock to be earned based on the absolute price performance of our common stock over a four-year period, and a PSU award for 34,640 shares of our common stock to be earned based on our TSR over performance periods ending March 31, 2016, March 31, 2017, and March 31, 2018 relative to the NASDAQ Composite Index (^IXIC).

Ms. Genovese's employment agreement provides for "at will" employment. Under her employment agreement, she is entitled to receive the cash compensation and equity awards described above. In addition, her base salary is subject to annual review by the Board and may be adjusted in its discretion, but it may not be reduced except as part of a salary reduction plan that similarly affects all executives reporting to the CEO. She is entitled to standard benefits, including vacation, for our executive officers, with a maximum vacation accrual of 300 hours. Ms. Genovese has agreed by the fifth anniversary of her start date as CFO to acquire and retain an ownership interest in our common stock which is equal in value to one times the amount of her initial base salary. As of the date of the proxy statement, Ms. Genovese had met this requirement.

Mr. Hakeman

On September 9, 2013, we entered into an employment letter agreement with Mr. Hakeman in connection with his appointment as Senior Vice President of Product and Strategy. Under Mr. Hakeman's employment agreement, his base salary is subject to annual review by the Board and may be adjusted in its discretion. He is entitled to standard benefits, including vacation, for our executive officers. Mr. Hakeman has agreed by the fifth anniversary of his employment commencement date to acquire and retain an ownership interest in our common stock which is equal in value to one times the amount of his initial base salary.

Mr. Arora

In connection with Mr. Arora's appointment as our Senior Vice President of Global Sales on January 5, 2015, we entered into an employment letter agreement with him for an initial annual base salary of $275,000 and a commission incentive plan payment of equal up to $150,000. He is also eligible to receive an annual $75,000 bonus tied to MBOs determined by our CEO.

In addition, his employment agreement provided for an initial equity award in the form of an option to purchase 117,702 shares of our common stock, an RSU award for 34,722 shares of our common stock, a PSU award for 21,381 shares of our common stock to be earned based on the absolute price performance of our common stock over a four-year period, and a PSU award for 22,201 shares of our common stock to be earned based on our total shareholder return over performance periods ending June 30, 2016, June 30, 2017, and June 30, 2018 relative to the NASDAQ Composite Index (^IXIC).

Mr. Arora's employment agreement provides for "at will" employment. Under his employment agreement, his base salary is subject to annual review by the Board and may be adjusted in its discretion. He is entitled to standard benefits, including vacation, for our executive officers. Mr. Arora has agreed by the fifth anniversary of his start date to acquire and retain an ownership interest in our common stock which is equal in value to one times the amount of his initial base salary.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

All of our named executive officers are subject to our executive change-in-control and severance policy. The table below quantifies the potential payments and other benefits that would be received by our named executive officers under this policy upon (a) a constructive termination of employment in connection with a change-in-control and (b) a constructive termination of employment not in connection with a change-in-control. The calculations assume that the triggering event took place on March 31, 2016, the last business day of our last completed fiscal year and assumes that the closing price of our common stock on the Nasdaq GSM as of that date was the Transaction Price (i.e., the value of the consideration paid per share of our common stock in the change-in-control) for purposes of determining the satisfaction of performance requirements under their outstanding PSU awards.

The payments and other benefits that would be provided to our named executive officers in the event of a constructive termination of employment in connection with a change-in-control - and the meaning of the term "in connection with a change-in-control" - are described above under "Employment Agreements-Executive Change-in-Control and Severance Policy-Change-in-Control."

As described above under "Employment Agreements-Executive Change-in-Control and Severance Policy-Change-in-Control," the occurrence of a change-in-control would not by itself result in any payment or the provision of any other benefits to a named executive officer. However, the satisfaction of the performance targets under the named executive officer's PSU awards will be determined as of the date of such change-in-control, based on the Transaction Price. The shares subject to such PSU awards will be deemed earned as of such date to the extent the performance targets as computed on this basis have been satisfied, but the awards will remain subject to any remaining service, or time-based vesting, requirements, unless the employment of the named executive officer is terminated in connection with the change-in-control.

			Value of	Acceleration	Health Care
	Cash		Accelerated	of Stock	and
	Severance	Bonus	Stock	Options	Miscellaneous	Total
Name	Payment	Payment	Awards (1)	Unvested (2)	Benefits (3)	Payout
Vikram Verma
Constructive termination
in connection with
change-in-control	$490,000	$478,850	$3,372,424	$438,593	$19,983	$4,799,850

Bryan R. Martin
Constructive termination
in connection with
change-in-control	$290,000	-	$688,859	$271,495	$2,498	$1,252,852

Mary Ellen Genovese
Constructive termination
in connection with
change-in-control	$345,000	-	$881,528	$535,597	$29,294	$1,791,419

Darren Hakeman
Constructive termination
in connection with
change-in-control	$290,000	-	$443,616	$285,985	$26,828	$1,046,429

Puneet Arora
Constructive termination
in connection with
change-in-control	$275,000	-	$709,351	156,264	$29,271	$1,169,886

The payments and other benefits that would be provided to our named executive officers in the event of a constructive termination of employment not in connection with a change-in-control are described above under "Employment Agreements-Executive Change-in-Control and Severance Policy-Severance." None of our named executive officers would be entitled to any payments or benefits upon any termination of employment other than a constructive termination.

			Value of	Acceleration	Health Care
	Cash		Accelerated	of Stock	and
	Severance	Bonus	Stock	Options	Miscellaneous	Total
Name	Payment	Payment	Awards (1)	Unvested (2)	Benefits (3)	Payout
Vikram Verma
Other constructive
termination	$735,000	$568,002	$700,194	$181,099	$29,224	$2,213,519

Bryan R. Martin
Other constructive
termination	$290,000	$206,232	-	-	$2,498	$498,730

Mary Ellen Genovese
Other constructive
termination	$345,000	$243,361	-	-	$29,294	$617,655

Darren Hakeman
Other constructive
termination	$217,500	$162,036	-	-	$20,496	$400,032

Puneet Arora
Other constructive
termination	$206,250	$93,712	-	-	$22,328	$322,290

__________

(1)

Represents the value of unvested stock awards held by each named executive officer on March 31, 2016, the vesting of which would be accelerated by the applicable triggering event, based upon the closing market price of $10.06 per share of our common stock on the Nasdaq GSM on March 31, 2016.

(2)

The value represented in this column is the number of shares of our common stock subject to stock options for which vesting would be accelerated by the applicable triggering event multiplied by the amount in-the-money (market price less the exercise price) of the stock options as of March 31, 2016.

(3)	Includes employer and employee share of medical insurance premiums, 401k match, and other miscellaneous employer provided benefits.

Indemnification Arrangements

We have entered into indemnification agreements with each of our current and former directors and the members of our executive management team, including our named executive officers, in addition to the indemnification provided for in our certificate of incorporation and by-laws and the 2013, 2012 and 2006 Stock Plans. Such indemnification agreements require us to indemnify the directors and executive officers to the fullest extent permitted by Delaware law. These agreements, among other things, provide for indemnification of our directors and executive officers for any expenses, including attorneys' fees, judgments, fines, penalties and settlement amounts reasonably incurred by any such person in connection with any threatened, pending or completed action, suit or proceeding, including any action by or in the right of the Company, arising out of such person's services as a director or executive officer.

EQUITY COMPENSATION PLAN INFORMATION

The following tables provide information concerning shares of our common stock that may be issued upon the exercise of stock options and other rights under all of our existing equity compensation plans as of March 31 and May 31, 2016, including the 2013 New Employee Inducement Incentive Plan, 2012 Equity Incentive Plan, 2006 Stock Plan, and the Purchase Plan.

Number of
	Number of	Weighted-	Securities Remaining
	Securities to be	Average	Available for Future
	Issued upon	Exercise Price	Issuance Under Equity
	Exercise of	of Outstanding	Compensation Plans
	Outstanding	Options	(Excluding Securities
As of March 31, 2016	Options and	Warrants and	Reflected in the
Plan Category	Rights	Rights	1st Column of This Table)
Equity Compensation plans
approved by security holders	7,001,367	$2.26	3,299,712
Equity Compensation plans not
approved by security holders	2,418,869	$0.94	700,021
Total	9,420,236	$3.20	3,999,733

Number of
	Number of	Weighted-	Securities Remaining
	Securities to be	Average	Available for Future
	Issued upon	Exercise Price	Issuance Under Equity
	Exercise of	of Outstanding	Compensation Plans
	Outstanding	Options	(Excluding Securities
As of May 31, 2016	Options and	Warrants and	Reflected in the
Plan Category	Rights	Rights	1st Column of This Table)
Equity Compensation plans
approved by security holders	6,709,324	$2.28	3,197,576	(1)
Equity Compensation plans not
approved by security holders (2)	2,555,704	$1.00	453,736
Total	9,265,028	$3.28	3,651,312

__________

(1)

The number of securities remaining for issuance consists of 453,736 shares issuable under the 2013 New Employee Inducement Incentive Plan, 3,061,892 shares issuable under the 2012 Equity Incentive Plan, 1,239 shares issuable under the 2006 Stock Plan and 134,445 under the Employee Stock Purchase Plan. All other option plans have expired or been terminated. In the event the stockholders approve the amendments to the 2012 Equity Incentive Plan described in this proxy statement, the 453,736 shares issuable under the 2013 New Employee Inducement Incentive Plan would cease to be available for issuance under that plan. See "Proposal No. 3 - Suspension of Grants under the 2013 New Employee Inducement Incentive Plan" above.

(2)

This amount reflects RSUs granted since the inception of the Plan in accordance with Rule 5635(c)(4) (formerly Rule 4350(i)(l)(A)(iv)) of the NASDAQ listing rules to new employees as inducements material to their entering into employment with us. Rule 5635(c)(4) requires all such awards to be approved by the Compensation Committee or a majority of the independent directors on our Board, but does not require stockholder approval of these awards.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of June 3, 2016 by:

  each person (or group of affiliated persons) who is known by us to own beneficially 5% or more of our common stock;

  each of our directors and nominees for election as directors;

  each of the Named Executive Officers; and

  all directors and officers as a group.

Ownership information is based upon information supplied by officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC. The number of shares of common stock beneficially owned by each person is determined under rules promulgated by the SEC. Under such rules, beneficial ownership includes any shares as to which the person has sole or shared voting power or investment power, and also includes any shares that the person has the right to acquire within 60 days of the date as of which the beneficial ownership determination is made. Applicable percentages are based upon 89,499,932 voting shares issued and outstanding as of June 3, 2016, and treating any shares that the holder has the right to acquire within 60 days as outstanding for purposes of computing their percent ownership. Unless otherwise noted, the address of the beneficial owner is c/o 8x8, Inc. 2125 O'Nel Drive, San Jose, CA 95131.

Except as indicated in the footnotes to the table, the persons named in the table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them, subject to community property laws where applicable.

	Amount and
	Nature of
	Beneficial	Percent of
Name and Address of Beneficial Owner	Ownership	Class
Named Executive Officers & Directors(1):
Guy L. Hecker, Jr.	1,120,631	1.3%
Bryan Martin	841,812	0.9%
Vikram Verma	691,603	0.8%
Darren Hakeman	187,773	0.2%
Mary Ellen Genovese	164,472	0.2%
Eric Salzman	138,112	0.2%
Ian Potter	112,925	0.1%
Jaswinder Pal Singh	81,362	0.1%
Vladimir Jacimovic	73,550	0.1%
Puneet Arora	60,552	0.1%
All officers and directors as a group	3,472,792	4.0%
(10 persons)
5% Stockholders:
BlackRock, Inc.(2)	10,273,245	11.5%
The Vanguard Group(3)	4,921,415	5.5%

__________

(1)

Includes the following number of shares (rounded) under options that were exercisable and/or awards expected to vest: Mr. Martin, 487,000; Mr. Verma, 372,000; Major General Hecker, 321,000; Mr. Hakeman, 161,000; Ms. Genovese, 118,000; Mr. Salzman, 96,000; Mr. Potter, 75,000; Dr. Singh, 73,000; Mr. Jacimovic, 65,000; Mr. Arora, 52,000; and all directors and officers as a group, 1,822,000.

(2)

This information is based solely on Schedule 13G/A filed with the SEC by BlackRock, Inc. on January 8, 2016 reporting share ownership as of December 31, 2015. Blackrock Inc. has sole dispositive and voting power of all of the shares beneficially owned. This principal business address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(3)

This information is based solely on Schedule 13G filed with the SEC by The Vanguard Group on February 10, 2016 reporting share ownership as of December 31, 2015. The Vanguard Group share the dispositive and voting power of all of the shares beneficially owned. The principal business address of The Vanguard Group is 100 Vanguard Blvd. Malvern, Pennsylvania 19355.

STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING

We expect to hold the 2017 Annual Meeting of Stockholders on a date that is no more than 30 days earlier than the anniversary date of the 2016 Annual Meeting. To be considered for inclusion in our proxy statement relating to the 2017 Annual Meeting of Stockholders, stockholder proposals pursuant to Rule 14a-8 of Regulation 14A under the Securities Exchange Act of 1934 must be received a reasonable time before the date we make available our proxy materials for the 2016 Annual Meeting of Stockholders, but in no event later than February 24, 2017.

For any other business to be properly submitted by a stockholder for the 2017 Annual Meeting of Stockholders, the stockholder must give us proper and timely notice in writing. For stockholder proposals other than nominations for election to the Board to be considered timely for the 2017 Annual Meeting of Stockholders, the stockholder's notice must be delivered to or mailed and received by the Secretary not less than 90 days nor more than 120 days in advance of the anniversary of the release date of this Proxy Statement for the 2016 Annual Meeting, except as provided otherwise in our by-laws. Stockholder proposals for nomination of a candidate for director must be delivered to or mailed and received by the Secretary not less than 90 days or more than 120 days in advance of the anniversary date of the 2016 Annual Meeting, except as provided otherwise in our by-laws. All stockholder proposals must be addressed to the attention of our Secretary at our principal office and contain the information required by our by-laws and applicable SEC rules.

OTHER MATTERS

The Board knows of no other matters to be presented for stockholder action at the 2016 Annual Meeting. However, if other matters do properly come before the 2016 Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with the best judgment of the proxy holders.

BY ORDER OF THE BOARD

San Jose, CA June 24, 2016	Bryan R. Martin Chairman

APPENDIX A

8x8, Inc.

AMENDED AND RESTATED 2012 EQUITY INCENTIVE PLAN

(AMENDED AS OF JULY 22, 2016)

1.   Purpose

This Plan is intended to encourage ownership of Stock by employees, consultants and directors of the Company and its Affiliates and to provide additional incentive for them to promote the success of the Company's business through the grant of Awards of or pertaining to shares of the Company's Stock. The Plan is intended to be an incentive stock option plan within the meaning of Section 422 of the Code, but not all Awards are required to be Incentive Options.

2.   Definitions

As used in the Plan, the following terms shall have the respective meanings set out below, unless the context clearly requires otherwise:

2.1.   Accelerate, Accelerated, and Acceleration, means: (a) when used with respect to a Stock Right, that as of the time of reference the Stock Right will become exercisable with respect to some or all of the shares of Stock for which it was not then otherwise exercisable by its terms; (b) when used with respect to Restricted Stock or Restricted Stock Units, that the Risk of Forfeiture otherwise applicable to the Stock or Units shall expire with respect to some or all of the shares of Restricted Stock or Units then still otherwise subject to the Risk of Forfeiture; and (c) when used with respect to Performance Units, that the applicable Performance Goals or other business objectives shall be deemed to have been met as to some or all of the Units.

2.2.   Affiliate means any corporation, partnership, limited liability company, business trust, or other entity controlling, controlled by or under common control with the Company.

2.3.   Award means any grant or sale pursuant to the Plan of Options, Stock Appreciation Rights, Performance Units, Restricted Stock, Restricted Stock Units, or Stock Grants.

2.4.   Award Agreement means an agreement between the Company and the recipient of an Award, or other notice of grant of an Award, setting forth the terms and conditions of the Award.

2.5.   Board means the Company's Board of Directors.

2.6.   Code means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute thereto, and any regulations issued from time to time thereunder.

2.7.   Committee means the Compensation Committee of the Board, which in general is responsible for the administration of the Plan, as provided in Section 5 of this Plan. For any period during which no such committee is in existence "Committee" shall mean the Board and all authority and responsibility assigned to the Committee under the Plan shall be exercised, if at all, by the Board.

2.8.   Company means 8x8, Inc., a corporation organized under the laws of the state of Delaware.

2.9.   Corporate Transaction means any (1) merger or consolidation of the Company with or into another entity as a result of which the Stock of the Company is converted into or exchanged for the right to receive cash, securities or other property or is cancelled, (2) sale or exchange of all of the Stock of the Company for cash, securities or other property, (3) sale, transfer, or other disposition of all or substantially all of the Company's assets to one or more other persons in a single transaction or series of related transactions or (4) liquidation or dissolution of the Company; except, in the case of clauses (1) and (2), for a transaction the principal purpose of which is to change the state in which the Company is incorporated.

2.10.   Effective Date means the earlier of the date the Plan is approved by the Board or the date the Plan is approved by the stockholders of the Company.

2.11.   Grant Date means the date as of which an Option is granted, as determined under Section 7.1(a).

2.12.   Incentive Option means an Option which by its terms is to be treated as an "incentive stock option" within the meaning of Section 422 of the Code.

2.13.   Market Value means the value of a share of Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Market Value of Stock as of any date is: (a) the closing price for the Stock as reported on the NASDAQ Global Market (or on any other national securities exchange on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported; or (b) if the Stock is not traded on a national securities exchange but is traded over-the-counter, the closing or last price of the Stock on the composite tape or other comparable reporting system on that date or, if such date is not a trading day, the last market trading day prior to such date.

2.14.   Nonstatutory Option means any Option that is not an Incentive Option.

2.15.   Option means an option to purchase shares of Stock.

2.16.   Optionee means an eligible individual to whom an Option shall have been granted under the Plan.

2.17.   Participant means any holder of an outstanding Award under the Plan.

2.18.   Performance Criteria and Performance Goals have the meanings given such terms in Section 7.7(f).

2.19.   Performance Period means the one or more periods of time, which may be of varying and overlapping durations, selected by the Committee, over which the attainment of one or more Performance Goals or other business objectives will be measured for purposes of determining a Participant's right to, and the payment of, a Performance Unit.

2.20.   Performance Unit means a right granted to a Participant under Section 7.5, to receive cash, Stock or other Awards, the payment of which is contingent on achieving Performance Goals or other business objectives established by the Committee.

2.21.   Plan means this 2012 Equity Incentive Plan of the Company, as amended from time to time, and including any attachments or addenda hereto.

2.22.   Qualified Performance-Based Awards means Awards to persons who are or become covered employees within the meaning of Section 162(m) of the Code and which are intended to or at grant would qualify as "performance-based compensation" under Section 162(m) of the Code.

2.23.   Restricted Stock means a grant or sale of shares of Stock to a Participant subject to a Risk of Forfeiture.

2.24.   Restricted Stock Unit means a right to receive Stock at the close of a Restriction Period, subject to a Risk of Forfeiture.

2.25.   Restriction Period means the period of time, established by the Committee in connection with an Award of Restricted Stock or Restricted Stock Units, during which the shares of Restricted Stock or Restricted Stock Units are subject to a Risk of Forfeiture described in the applicable Award Agreement.

2.26.   Risk of Forfeiture means a limitation on the right of the Participant to retain Restricted Stock or Restricted Stock Units, including a right of the Company to reacquire shares of Restricted Stock at less than its then Market Value, arising because of the occurrence or non-occurrence of specified events or conditions.

2.27.   Stock means common stock, par value $0.001 per share, of the Company, and such other securities as may be substituted for Stock pursuant to Section 8.

2.28.   Stock Appreciation Right means a right to receive any excess in the Market Value of shares of Stock (except as otherwise provided in Section 7.2(c)) over a specified exercise price.

2.29.   Stock Grant means the grant of shares of Stock not subject to restrictions or other forfeiture conditions.

2.30.   Stock Right means an Award in the form of an Option or a Stock Appreciation Right.

2.31.   Stockholders' Agreement means any agreement by and among the holders of at least a majority of the outstanding voting securities of the Company and setting forth, among other provisions, restrictions upon the transfer of shares of Stock or on the exercise of rights appurtenant thereto (including, but not limited to, voting rights).

2.32.   Ten Percent Owner means a person who owns, or is deemed within the meaning of Section 422(b)(6) of the Code to own, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code). Whether a person is a Ten Percent Owner shall be determined with respect to an Option based on the facts existing immediately prior to the Grant Date of the Option.

3.   Term of the Plan

Unless the Plan shall have been earlier terminated by the Board, Awards may be granted under this Plan at any time in the period commencing on the date of approval of the Plan by the Board and ending immediately prior to the tenth anniversary of the Effective Date. Awards granted pursuant to the Plan within that period shall not expire solely by reason of the termination of the Plan. Any Awards granted prior to stockholder approval of the Plan are hereby expressly conditioned upon such approval.

4.   Stock Subject to the Plan

At no time shall the number of shares of Stock issued pursuant to or subject to outstanding Awards granted under the Plan, nor the number of shares of Stock issued pursuant to or subject to outstanding Incentive Options, exceed 15,400,000 shares of Stock. Any shares of Stock granted in connection with Options and Stock Appreciation Rights shall be counted against the foregoing Plan limitation and Incentive Option limitation as one (1) share of Stock for every one (1) Option or Stock Appreciation Right awarded. Any shares of Stock granted in connection with Restricted Stock, Restricted Stock Units, Performance Units, and Stock Grants shall be counted against the foregoing Plan limitation as: (A) one (1) share of Stock for every one (1) share granted in connection with such Awards made before July 25, 2014; (B) one and one-half (1.5) shares of Stock for every one (1) share granted in connection with such Awards made on or after July 25, 2014 and before July 22, 2016; and (C) one and seven-tenths (1.7) shares of Stock for every one (1) share granted in connection with such Awards made on or after July 22, 2016. The limitations of this Section 4 shall be subject to the provisions of Section 8 of the Plan. Settlement of any Award shall not count against the foregoing Plan limitation and, to the extent allowable under Section 422 of the Code, the foregoing Incentive Option limitation, except to the extent settled in the form of Stock, subject to the following:

(a) if any Option or Stock-settled Stock Appreciation Right expires, terminates, is cancelled for any reason without having been exercised in full, or is settled in cash without the delivery of shares to the holder, then the shares of Stock not purchased or otherwise acquired by the recipient shall again be available for Awards to be granted under the Plan;

(b) if any Restricted Stock, Restricted Stock Unit, or Performance Unit Award is forfeited by the recipient, reacquired at less than its then Market Value as a means of effecting a forfeiture, or settled in cash without the delivery of shares to the holder, then the underlying shares of Stock will again become available for Awards under the Plan and will be counted towards the Plan limitation as: (i) one (1) share of Stock for every one (1) share so forfeited, reacquired or settled before July 25, 2014; (ii) one and one-half (1.5) shares of Stock for every one (1) share so forfeited, reacquired or settled on or after July 25, 2014 and before July 22, 2016; and (iii) one and seven-tenths (1.7) shares of Stock for every one (1) share so forfeited, reacquired or settled on or after July 22, 2016, in connection with such Awards;

(c) the full number of Stock Appreciation Rights granted that are to be settled by the issuance of Stock shall be counted against the number of shares of Stock available for award under the Plan, regardless of the number of shares actually issued upon settlement of such Stock Appreciation Right;

(d) any shares of Stock withheld in satisfaction of tax withholding obligations of the Company or an Affiliate resulting from the exercise of an Option shall not again be made available for issuance under the Plan; and

(e) any shares tendered as payment for an option exercise shall not again be made available for issuance under the Plan.

None of the foregoing provisions of this Section 4, including the adjustment provisions of Section 8, shall apply in determining the maximum number of shares of Stock issued pursuant to or subject to outstanding Incentive Options unless consistent with the provisions of Section 422 of the Code, however. Shares of Stock issued pursuant to the Plan may be either authorized but unissued shares or shares held by the Company in its treasury.

5.   Administration

The Plan shall be administered by the Committee; provided, however, that at any time and on any one or more occasions the Board may itself exercise any of the powers and responsibilities assigned the Committee under the Plan and when so acting shall have the benefit of all of the provisions of the Plan pertaining to the Committee's exercise of its authorities hereunder; and provided further, however, that the Committee may delegate to an executive officer or officers the authority to grant Awards hereunder to employees who are not officers, and to consultants, in accordance with such guidelines as the Committee shall set forth at any time or from time to time. Subject to the provisions of the Plan, the Committee shall have complete authority, in its discretion, to make or to select the manner of making all determinations with respect to each Award to be granted by the Company under the Plan including the employee, consultant or director to receive the Award and the form of Award. In making such determinations, the Committee may take into account the nature of the services rendered by the respective employees, consultants, and directors, their present and potential contributions to the success of the Company and its Affiliates, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of the Plan, the Committee shall also have complete authority to: (a) interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it; (b) approve one or more forms of Award Agreement; (c) determine the initial terms and provisions of the respective Award Agreements (which need not be identical), including, without limitation, as applicable, (i) the exercise price of the Award, (ii) the method of payment for shares of Stock purchased upon the exercise of the Award, (iii) the timing, terms and conditions of the exercisability of the Award or the vesting of any shares acquired upon the exercise thereof, (iv) the time of the expiration of the Award, (v) the effect of the Participant's termination of employment or other association with the Company on any of the foregoing, and (vi) all other terms, conditions and restrictions applicable to the Award or such shares not inconsistent with the terms of the Plan; (d) amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired upon the exercise thereof; (e) accelerate, continue, extend or defer the exercisability of any Award or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following a Participant's termination of employment or other association with the Company; (f) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law; and (g) to make all other determinations necessary or advisable for the administration of the Plan. The Committee's determinations made in good faith on matters referred to in the Plan shall be final, binding and conclusive on all persons having or claiming any interest under the Plan or an Award made pursuant hereto.

6.   Authorization of Grants

6.1.   Eligibility. The Committee may grant from time to time and at any time prior to the termination of the Plan one or more Awards, either alone or in combination with any other Awards, to any employee of or consultant to one or more of the Company and its Affiliates or to any non-employee member of the Board or of any board of directors (or similar governing authority) of any Affiliate. However, only employees of the Company, and of any parent or subsidiary corporations of the Company, as defined in Sections 424(e) and (f), respectively, of the Code, shall be eligible for the grant of an Incentive Option.

6.2.   General Terms of Awards. Each grant of an Award shall be subject to all applicable terms and conditions of the Plan (including, but not limited to, any specific terms and conditions applicable to that type of Award set out in the following Section), and such other terms and conditions, not inconsistent with the terms of the Plan, as the Committee may prescribe. No prospective Participant shall have any rights with respect to an Award, unless and until such Participant shall have complied with the applicable terms and conditions of such Award (including if applicable delivering a fully executed copy of any agreement evidencing an Award to the Company).

6.3.   Minimum Vesting Periods. Notwithstanding any other provision of this Plan to the contrary, no Award shall vest, in whole or in part, before the first anniversary of the date of Grant or, in the case of vesting based upon the attainment of performance goals or other performance-based objectives, the first anniversary of the commencement of the period over which performance is evaluated; provided, however, that, notwithstanding the foregoing, (a) the Committee may provide that such vesting restrictions may lapse or be waived upon the Participant's death, disability, or the consummation of a Corporate Transaction, and (b) Awards that result in the issuance of an aggregate of up to 5% of the shares available for grant pursuant to Section 4 (measured as of July 22, 2016) may be granted to any one or more Participants without respect to such minimum vesting provisions.

6.4.   Effect of Termination of Employment, Disability or Death.

(a) Termination of Employment. Unless the Committee shall provide otherwise with respect to any Award, if the Participant's employment or other association with the Company and its Affiliates ends for any reason other than by total disability or death, including because of an Affiliate ceasing to be an Affiliate, (a) any outstanding Stock Right of the Participant shall cease to be exercisable in any respect not later than 90 days following that event and, for the period it remains exercisable following that event, shall be exercisable only to the extent exercisable at the date of that event, and (b) any other outstanding Award of the Participant shall be forfeited or otherwise subject to return to or repurchase by the Company on the terms specified in the applicable Award Agreement. Cessation of the performance of services in one capacity, for example, as an employee, shall not result in termination of an Award while the Participant continues to perform services in another capacity, for example as a director. Military or sick leave or other bona fide leave shall not be deemed a termination of employment or other association, provided that it does not exceed the longer of 90 days or the period during which the absent Participant's reemployment rights, if any, are guaranteed by statute or by contract. To the extent consistent with applicable law, the Committee may provide that Awards continue to vest for some or all of the period of any such leave, or that their vesting shall be tolled during any such leave and only recommence upon the Participant's return from leave, if ever.

(b) Disability of Participant. If a Participant's employment or other association with the Company and its Affiliates ends due to disability (as defined in Section 22(e)(3) of the Code), any outstanding Stock Right may be exercised at any time within six months following the date of termination of service, but only to the extent of the accrued right to exercise at the time of termination of service, subject to the condition that no Stock Right shall be exercised after its expiration in accordance with its terms.

(c) Death of Participant. In the event of the death during the period during which the Stock Right may be exercised, of a Participant who is at the time of his or her death an employee, director or consultant and whose services had not ceased or been terminated (as determined with regard to the second sentence of Section 6.4 (a)) as such from the Grant Date until the date of death, the Stock Right of the Participant may be exercised at any time within six months following the date of death by such Participant's estate or by a person who acquired the right to exercise the Stock Right by bequest, inheritance or otherwise as a result of the Participant's death, but only to the extent of the accrued right to exercise at the time of death, subject to the condition that no Stock Right shall be exercised after its expiration in accordance with its terms.

6.5.   Non-Transferability of Awards. Except as otherwise provided in this Section 6.4, Awards shall not be transferable, and no Award or interest therein may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All of a Participant's rights in any Award may be exercised during the life of the Participant only by the Participant or the Participant's legal representative. However, the Committee may, at or after the grant of an Award of a Nonstatutory Option, or shares of Restricted Stock, provide that such Award may be transferred by the recipient to a family member; provided, however, that any such transfer is without payment of any consideration whatsoever and that no transfer shall be valid unless first approved by the Committee, acting in its sole discretion. For this purpose, "family member" means any child, stepchild, grandchild, parent, grandparent, stepparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the employee's household (other than a tenant or employee), a trust in which the foregoing persons have more than 50 percent of the beneficial interests, a foundation in which the foregoing persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50 percent of the voting interests. The events of termination of service of Section 6.4 hereof or in the Award Agreement shall continue to be applied with respect to the original Participant, following which the Awards shall be exercisable by the transferee only to the extent, and for the periods specified in the Award Agreement or Section 6.4, as applicable.

6.6.   Code Limits on Grants of Qualified Performance-Based Awards. In no event shall the number of shares of Stock covered or referenced by either Options or Stock Appreciation Rights, or other Awards which are granted as Qualified Performance-Based Awards, to any one person in any one calendar year exceed 750,000 shares of Stock. These limitations shall not apply prior to the date required to apply under the regulations of the U.S. Department of Treasury promulgated under Section 162(m) of the Code, however. Solely for purposes of applying the limitations of this Section 6.6, if in effect, any shares of Stock subject to Options or Stock Appreciation Rights which are canceled (or deemed canceled, as a result of repricing described in applicable regulations of the U.S. Department of Treasury promulgated under Section 162(m) of the Code) shall nevertheless continue to be counted even after such cancellation (or deemed cancellation).

6.7.   Limitation on Grants of Awards to Non-Executive Directors. Notwithstanding any provision to the contrary in the Plan, the maximum aggregate grant date fair value of Awards granted to a Non-Employee Director during any calendar year shall be $650,000.

7.   Specific Terms of Awards

7.1.   Options.

(a) Date of Grant. The granting of an Option shall take place at the time specified in the Award Agreement. Only if expressly so provided in the applicable Award Agreement shall the Grant Date be the date on which the Award Agreement shall have been duly executed and delivered by the Company and the Optionee.

(b) Exercise Price. The price at which shares of Stock may be acquired under each Incentive Option shall be not less than 100% of the Market Value of Stock on the Grant Date, or not less than 110% of the Market Value of Stock on the Grant Date if the Optionee is a Ten Percent Owner. The price at which shares of Stock may be acquired under each Nonstatutory Option shall not be less than the Market Value of Stock on the Grant Date. Notwithstanding the foregoing, Options may be granted with an exercise price of less than 100% of the Market Value of Stock on the Grant Date pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(c) Option Period. No Option may be exercised on or after the tenth anniversary of the Grant Date, and, further, no Incentive Option may be exercised or on or after the fifth anniversary of the Grant Date if the Optionee is a Ten Percent Owner.

(d) Exercisability. An Option may be immediately exercisable or become exercisable in such installments, cumulative or non-cumulative, as the Committee may determine. In the case of an Option not otherwise immediately exercisable in full, the Committee may Accelerate such Option in whole or in part at any time; provided, however, that in the case of an Incentive Option, any such Acceleration of the Option would not cause the Option to fail to comply with the provisions of Section 422 of the Code or the Optionee consents to the Acceleration.

(e) Method of Exercise. An Option may be exercised by the Optionee giving written notice, in the manner provided in Section 16, specifying the number of shares of Stock with respect to which the Option is then being exercised. The notice shall be accompanied by payment in the form of cash or check payable to the order of the Company in an amount equal to the exercise price of the shares of Stock to be purchased or, subject in each instance to the Committee's approval, acting in its sole discretion, and to such conditions, if any, as the Committee may deem necessary to avoid adverse accounting effects to the Company,

(i) by delivery to the Company of shares of Stock having a Market Value equal to the exercise price of the shares to be purchased, or

(ii) by surrender of the Option as to all or part of the shares of Stock for which the Option is then exercisable in exchange for shares of Stock having an aggregate Market Value equal to the difference between (1) the aggregate Market Value of the surrendered portion of the Option, and (2) the aggregate exercise price under the Option for the surrendered portion of the Option, or

(iii) unless prohibited by applicable law, by delivery to the Company of the Optionee's executed promissory note in the principal amount equal to the exercise price of the shares of Stock to be purchased and otherwise in such form as the Committee shall have approved, or

(iv) by delivery of any other lawful means of consideration which the Committee may approve.

If the Stock is traded on an established market, payment of any exercise price may also be made through and under the terms and conditions of any formal cashless exercise program authorized by the Company entailing the sale of the Stock subject to an Option in a brokered transaction (other than to the Company). Receipt by the Company of such notice and payment in any authorized or combination of authorized means shall constitute the exercise of the Option. Within 30 days thereafter but subject to the remaining provisions of the Plan, the Company shall deliver or cause to be delivered to the Optionee or his agent a certificate or certificates or book-entry authorization and instruction to the Company's transfer agent and registrar for the number of shares then being purchased. Such shares of Stock shall be fully paid and nonassessable. In its reasonable discretion, the Committee may suspend or halt Option exercises for such length of time as the Committee deems reasonably necessary under circumstances in which such suspension or halt is considered to be in the best interests of the Company.

(f) Limit on Incentive Option Characterization. An Incentive Option shall be considered to be an Incentive Option only to the extent that the number of shares of Stock for which the Option first becomes exercisable in a calendar year do not have an aggregate Market Value (as of the date of the grant of the Option) in excess of the "current limit". The current limit for any Optionee for any calendar year shall be $100,000 minus the aggregate Market Value at the date of grant of the number of shares of Stock available for purchase for the first time in the same year under each other Incentive Option previously granted to the Optionee under the Plan, and under each other incentive stock option previously granted to the Optionee under any other incentive stock option plan of the Company and its Affiliates. Any shares of Stock which would cause the foregoing limit to be violated shall be deemed to have been granted under a separate Nonstatutory Option, otherwise identical in its terms to those of the Incentive Option.

(g) Notification of Disposition. Each person exercising any Incentive Option granted under the Plan shall be deemed to have covenanted with the Company to report to the Company any disposition of the shares of Stock issued upon such exercise prior to the expiration of the holding periods specified by Section 422(a)(1) of the Code and, if and to the extent that the realization of income in such a disposition imposes upon the Company federal, state, local or other withholding tax requirements, or any such withholding is required to secure for the Company an otherwise available tax deduction, to remit to the Company an amount in cash sufficient to satisfy those requirements.

7.2.   Stock Appreciation Rights.

(a) Tandem or Stand-Alone. Stock Appreciation Rights may be granted in tandem with an Option (at or, in the case of a Nonstatutory Option, after, the award of the Option), or alone and unrelated to an Option. Stock Appreciation Rights in tandem with an Option shall terminate to the extent that the related Option is exercised, and the related Option shall terminate to the extent that the tandem Stock Appreciation Rights are exercised.

(b) Exercise Price. Stock Appreciation Rights shall have an exercise price of not less than 100% of the Market Value of the Stock on the date of award, or in the case of Stock Appreciation Rights in tandem with Options, the exercise price of the related Option.

(c) Other Terms. Except as the Committee may deem inappropriate or inapplicable in the circumstances, Stock Appreciation Rights shall be subject to terms and conditions substantially similar to those applicable to a Nonstatutory Option. In addition, a Stock Appreciation Right related to an Option which can only be exercised during limited periods following a Corporate Transaction may entitle the Participant to receive an amount based upon the highest price paid or offered for Stock in any transaction relating to the Corporate Transaction or paid during the 30 day period immediately preceding the occurrence of the Corporate Transaction in any transaction reported in the stock market in which the Stock is normally traded.

7.3.   Restricted Stock.

(a) Purchase Price. Shares of Restricted Stock shall be issued under the Plan for such consideration, in cash, other property or services, or any combination thereof, as is determined by the Committee.

(b) Issuance of Certificates. Each Participant receiving a Restricted Stock Award, subject to subsection (c) below, shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such Participant, and, if applicable, shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award substantially in the following form:

The shares evidenced by this certificate are subject to the terms and conditions of the 8x8, Inc. 2012 Equity Incentive Plan and an Award Agreement entered into by the registered owner and 8x8, Inc., copies of which will be furnished by the Company to the holder of the shares evidenced by this certificate upon written request and without charge.

(c) Escrow of Shares. The Committee may require that the stock certificates evidencing shares of Restricted Stock be held in custody by a designated escrow agent (which may but need not be the Company) until the restrictions thereon shall have lapsed, and that the Participant deliver a stock power, endorsed in blank, relating to the Stock covered by such Award.

(d) Restrictions and Restriction Period. During the Restriction Period applicable to shares of Restricted Stock, such shares shall be subject to limitations on transferability and a Risk of Forfeiture arising on the basis of such conditions related to the performance of services, Company or Affiliate performance or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(e) Rights Pending Lapse of Risk of Forfeiture or Forfeiture of Award. Except as otherwise provided in the Plan or the applicable Award Agreement, at all times prior to lapse of any Risk of Forfeiture applicable to, or forfeiture of, an Award of Restricted Stock, the Participant shall have all of the rights of a stockholder of the Company, including the right to vote, and the right to receive any dividends with respect to, the shares of Restricted Stock (but any dividends or other distributions payable in shares of Stock or other securities of the Company shall constitute additional

Restricted Stock, subject to the same Risk of Forfeiture as the shares of Restricted Stock in respect of which such shares of Stock or other securities are paid). The Committee, as determined at the time of Award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional Restricted Stock to the extent shares of Stock are available under Section 4.

(f) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock, the certificates for such shares shall be delivered to the Participant promptly if not theretofore so delivered.

7.4.   Restricted Stock Units.

(a) Character. Each Restricted Stock Unit shall entitle the recipient to one or more shares of Stock at a close of such Restriction Period as the Committee may establish and subject to a Risk of Forfeiture arising on the basis of such conditions relating to the performance of services, Company or Affiliate performance, or otherwise as the Committee may determine and provide for in the applicable Award Agreement. Any such Risk of Forfeiture may be waived or terminated, or the Restriction Period shortened, at any time by the Committee on such basis as it deems appropriate.

(b) Form and Timing of Payment. Payment of earned Restricted Stock Units shall be made in a single lump sum following the close of the applicable Restriction Period. At the discretion of the Committee, Participants may be entitled to receive payments equivalent to any dividends declared with respect to Stock referenced in grants of Restricted Stock Units but only following the close of the applicable Restriction Period and then only if the underlying Stock shall have been earned. Unless the Committee shall provide otherwise, any such dividend equivalents shall be paid, if at all, without interest or other earnings.

7.5.   Performance Units.

(a) Character. Each Performance Unit shall entitle the recipient to the value of a specified number of shares of Stock, over the initial value for such number of shares, if any, established by the Committee at the time of grant, at the close of a specified Performance Period to the extent specified business objectives, including, but not limited to, Performance Goals, shall have been achieved.

(b) Earning of Performance Units. The Committee shall set Performance Goals or other business objectives in its discretion which, depending on the extent to which they are met within the applicable Performance Period, will determine the number and value of Performance Units that will be paid out to the Participant. After the applicable Performance Period has ended, the holder of Performance Units shall be entitled to receive payout on the number and value of Performance Units earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other business objectives have been achieved.

(c) Form and Timing of Payment. Payment of earned Performance Units shall be made in a single lump sum following the close of the applicable Performance Period. At the discretion of the Committee, Participants may be entitled to receive any dividends declared with respect to Stock which have been earned in connection with grants of Performance Units which have been earned, but not yet distributed to Participants. The Committee may permit or, if it so provides at grant require, a Participant to defer such Participant's receipt of the payment of cash or the delivery of Stock that would otherwise be due to such Participant by virtue of the satisfaction of any requirements or goals with respect to Performance Units. If any such deferral election is required or permitted, the Committee shall establish rules and procedures for such payment deferrals.

7.6.   Stock Grants. Stock Grants shall be awarded solely in recognition of significant prior or expected contributions to the success of the Company or its Affiliates, as an inducement to employment, in lieu of compensation otherwise already due and in such other limited circumstances as the Committee deems appropriate. Stock Grants shall be made without forfeiture conditions of any kind.

7.7.   Qualified Performance-Based Awards.

(a) Purpose. The purpose of this Section 7.7 is to provide the Committee the ability to qualify Awards as "performance-based compensation" under Section 162(m) of the Code. If the Committee, in its discretion, decides to grant an Award as a Qualified Performance-Based Award, the provisions of this Section 7.7 will control over any contrary provision contained in the Plan. In the course of granting any Award, the Committee may specifically designate the Award as intended to qualify as a Qualified Performance-Based Award. However, no Award shall be considered to have failed to qualify as a Qualified Performance-Based Award solely because the Award is not expressly designated as a Qualified Performance-Based Award, if the Award otherwise satisfies the provisions of this Section 7.7 and the requirements of Section 162(m) of the Code applicable to "performance-based compensation."

(b) Authority. All grants of Awards intended to qualify as Qualified Performance-Based Awards and the determination of the terms applicable thereto shall be made by the Committee. If not all of the members thereof qualify as "outside directors" within the meaning of Section 162(m) of the Code, however, all grants of Awards intended to qualify as Qualified Performance-Based Awards and the determination of the terms applicable thereto shall be made by a subcommittee of the Committee consisting of such of the members of the Committee as do so qualify. Any reference in this Section 7.7 to the Committee shall mean any such subcommittee if required under the preceding sentence, and any action by such a subcommittee shall be considered the action of the Committee for purposes of the Plan.

(c) Discretion of Committee with Respect to Qualified Performance-Based Awards. Any form of Award permitted under the Plan, other than a Stock Grant, may be granted as a Qualified Performance-Based Award. Stock Rights may be granted as Qualified Performance-Based Awards in accordance with Section 7.1 or Section 7.2, as appropriate, except that the exercise price of any Option or Stock Appreciation Right intended to qualify as a Qualified Performance-Based Award shall in no event be less than the Market Value of the Stock on the date of grant, and may become exercisable based on continued service, on satisfaction of Performance Goals, or on a combination thereof. Each other Award intended to qualify as a Qualified Performance-Based Award, such as Restricted Stock, Restricted Stock Units, or Performance Units, shall be subject to satisfaction of one or more Performance Goals except as otherwise provided in this Section 7.7. The Committee will have full discretion to select the length of any applicable Restriction Period or Performance Period, the kind and/or level of the applicable Performance Goal, and whether the Performance Goal is to apply to the Company, a subsidiary of the Company or any division or business unit or to the individual. Any Performance Goal or Goals applicable to Qualified Performance-Based Awards shall be objective, shall be established not later than 90 days after the beginning of any applicable Performance Period (or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code) and shall otherwise meet the requirements of Section 162(m) of the Code, including the requirement that the outcome of the Performance Goal or Goals be substantially uncertain (as defined for purposes of Section 162(m) of the Code) at the time established.

(d) Payment of Qualified Performance-Based Awards. A Participant will be eligible to receive payment under a Qualified Performance-Based Award which is subject to achievement of a Performance Goal or Goals only if the applicable Performance Goal or Goals are achieved within the applicable Performance Period, as determined by the Committee, provided, that a Qualified Performance-Based Award may be deemed earned as a result of death, becoming disabled, or in connection with a Corporate Transaction that constitutes a change of control within the meaning of Section 162(m) of the Code, if the applicable Award Agreement so provides, even if payment under the Award following the occurrence of such an event would not constitute "performance-based compensation" under Section 162(m) of the Code. In determining the actual size of an individual Qualified Performance-Based Award, the Committee may reduce or eliminate the amount of the Qualified Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion it deems such reduction or elimination is appropriate.

(e) Limitation on Adjustments for Certain Events. Subject to paragraph (d) above, no adjustment of any Qualified Performance-Based Award pursuant to Section 8 shall be made except on such basis, if any, as will not cause such Award to provide other than "performance-based compensation" within the meaning of Section 162(m) of the Code.

(f) Definitions. For purposes of the Plan

(i) Performance Criteria means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period. The Performance Criteria used to establish Performance Goals are limited to: (i) cash flow (before or after dividends), (ii) earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization), (iii) stock price, (iv) return on equity, (v) stockholder return or total stockholder return, (vi) return on capital (including, without limitation, return on total capital or return on invested capital), (vii) return on investment, (viii) return on assets or net assets, (ix) market capitalization, (x) economic value added, (xi) debt leverage (debt to capital), (xii) revenue, (xiii) sales or net sales, (xiv) backlog, (xv) income, pre-tax income or net income, (xvi) operating income or pre-tax profit, (xvii) operating profit, net operating profit or economic profit, (xviii) gross margin, operating margin or profit margin, (xix) return on operating revenue or return on operating assets, (xx) cash from operations, (xxi) operating ratio, (xxii) operating revenue, (xxiii) market share improvement, (xxiv) general and administrative expenses and (xxv) customer service.

(ii) Performance Goals means, for a Performance Period, the written goal or goals established by the Committee for the Performance Period based upon one or more of the Performance Criteria. The Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, subsidiary, or an individual, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Affiliate, either individually, alternatively or in any combination, and measured either quarterly, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years' results or to a designated comparison group, in each case as specified by the Committee. The Committee will objectively define the manner of calculating the Performance Goal or Goals it selects to use for such Performance Period for such Participant, including whether or to what extent there shall not be taken into account any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation, claims, judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs and (v) any extraordinary, unusual, non-recurring or non-comparable items (A) as described in Accounting Standard Codification Section 225-20 (or its successor provisions), (B) as described in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to stockholders for the applicable year, or (C) publicly announced by the Company in a press release or conference call relating to the Company's results of operations or financial condition for a completed quarterly or annual fiscal period.

7.8.   Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan granted to a Participant who is, at the time of grant or during the term of the Award, resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant's residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. The Committee may establish supplements to, or amendments, restatements, or alternative versions of the Plan for the purpose of granting and administrating any such modified Award. No such modification, supplement, amendment, restatement or alternative version may increase the share limit of Section 4.

8.   Adjustment Provisions

8.1.   Adjustment for Corporate Actions. All of the share numbers set forth in the Plan reflect the capital structure of the Company as of the Effective Date. If subsequent to the Effective Date the outstanding shares of Stock (or any other securities covered by the Plan by reason of the prior application of this Section) are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to shares of Stock, as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other similar distribution with respect to such shares of Stock, an appropriate and proportionate adjustment will be made in (i) the maximum numbers and kinds of shares provided in Section 4, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Awards, (iii) the exercise price for each share or other unit of any other securities subject to then outstanding Stock Rights (without change in the aggregate exercise price as to which such Rights remain exercisable), and (iv) the repurchase price of each share of Restricted Stock then subject to a Risk of Forfeiture in the form of a Company repurchase right.

8.2.   Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. In the event of any corporate action not specifically covered by the preceding Section, including, but not limited to, an extraordinary cash distribution on Stock, a corporate separation or other reorganization or liquidation, the Committee may make such adjustment of outstanding Awards and their terms, if any, as it, in its sole discretion, may deem equitable and appropriate in the circumstances. The Committee also may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in this Section) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

8.3.   Related Matters. Any adjustment in Awards made pursuant to Section 8.1 or 8.2 shall be determined and made, if at all, by the Committee, acting in its sole discretion, and shall include any correlative modification of terms, including of Stock Right exercise prices, rates of vesting or exercisability, Risks of Forfeiture, applicable repurchase prices for Restricted Stock, and Performance Goals and other business objectives which the Committee may deem necessary or appropriate so as to ensure the rights of the Participants in their respective Awards are not substantially diminished nor enlarged as a result of the adjustment and corporate action other than as expressly contemplated in this Section 8. The Committee, in its discretion, may determine that no fraction of a share of Stock shall be purchasable or deliverable upon exercise, and in that event if any adjustment hereunder of the number of shares of Stock covered by an Award would cause such number to include a fraction of a share of Stock, such number of shares of Stock shall be adjusted to the nearest smaller whole number of shares. No adjustment of an Option exercise price per share pursuant to Sections 8.1 or 8.2 shall result in an exercise price which is less than the par value of the Stock.

8.4.   Corporate Transactions.

(a) Treatment of Awards in a Corporate Transaction. In a Corporate Transaction, the Committee, in its sole and absolute discretion, may take any one or more of the following actions as to all or any (or any portion of) outstanding Awards.

(1) Assumption and Substitution. Provide that such Awards shall be assumed, or substantially equivalent rights shall be provided in substitution therefor, by the acquiring or succeeding entity (or an affiliate thereof), and that any repurchase or other rights of the Company under each such Award shall inure to the benefit of such acquiring or succeeding entity (or affiliate thereof).

(2) Termination, Forfeiture and Reacquisition. Upon written notice to the holders, provide that:

(A) any unexercised Stock Rights shall terminate immediately prior to the consummation of the Corporate Transaction unless exercised within a specified period following the date of such notice and that any Stock Rights not then exercisable will expire automatically upon consummation of the Corporate Transaction;

(B) any Restricted Stock Units shall terminate and be forfeited immediately prior to the consummation of the Corporate Transaction to the extent they are then subject to a Risk of Forfeiture; and/or

(C) any shares of Restricted Stock shall automatically be reacquired by the Corporation upon consummation of the Corporate Transaction at a price per share equal to the lesser of the Market Value of the Restricted Stock and the purchase price paid by the Participant.

(3) Acceleration of Vesting. Provide that:

(A) any and all Stock Rights not already exercisable in full shall Accelerate with respect to all or a portion of the shares for which such Stock Rights are not then exercisable prior to or upon the consummation of the Corporate Transaction; and/or

(B) any Risk of Forfeiture applicable to Restricted Stock and Restricted Stock Units which is not based on achievement of Performance Goals or other business objectives shall lapse upon consummation of the Corporate Transaction with respect to all or a portion of the Restricted Stock and Restricted Stock Units then subject to such Risk of Forfeiture.

(4) Achievement of Performance Goals. Provide that all outstanding Awards of Restricted Stock and Restricted Stock Units conditioned on the achievement of Performance Goals or other business objectives and the target payout opportunities attainable under outstanding Performance Units shall be deemed to have been satisfied as of the effective date of the Corporate Transaction as to (i) none of, (ii) all of or (iii) a pro rata number of shares based on the assumed achievement of all relevant Performance Goals or other business objectives and the length of time within the Restriction Period or Performance Period which has elapsed prior to the Corporate Transaction. All such Awards of Performance Units and Restricted Stock Units shall be paid to the extent earned to Participants in accordance with their terms within 30 days following the effective date of the Corporate Transaction.

(5) Cash Payments to Holders of Stock Rights. Provide for cash payments, net of applicable tax withholdings, to be made to holders of Stock Rights equal to the excess, if any, of (A) the acquisition price times the number of shares of Stock subject to a Stock Right (to the extent the exercise price does not exceed the acquisition price) over (B) the aggregate exercise price for all such shares of Stock subject to the Stock Right, in exchange for the termination of such Stock Right; provided, that if the acquisition price does not exceed the exercise price of any such Stock Right, the Committee may cancel that Stock Right without the payment of any consideration therefore prior to or upon the Corporate Transaction. For this purpose, "acquisition price" means the amount of cash, and market value of any other consideration, received in payment for a share of Stock surrendered in a Corporate Transaction.

(6) Conversion of Stock Rights Upon Liquidation or Dissolution. Provide that, in connection with a liquidation or dissolution of the Company, Stock Rights shall convert into the right to receive liquidation proceeds net of the exercise price thereof and any applicable tax withholdings.

(7) Any combination of the foregoing.

None of the foregoing shall apply, however, (i) in the case of any Award pursuant to an Award Agreement requiring other or additional terms upon a Corporate Transaction (or similar event), or (ii) if specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges on which the Stock is listed. Nor shall any of the foregoing apply in the case of a Qualified Performance-Based Award except to the extent the foregoing would not interfere with the qualification of the grant of the Award under Section 162(m) of the Code.

(b) Assumption and Substitution of Awards. For purposes of Section 8.4(a)(1) above, an Award shall be considered assumed, or a substantially equivalent award shall be considered to have been provided in substitution therefor, if following consummation of the Corporate Transaction the Award is assumed and/or exchanged or replaced with another award issued by the acquiring or succeeding entity (or an affiliate thereof) that confers the right to purchase or receive the value of, for each share of Stock subject to the Award immediately prior to the consummation of the Corporate Transaction, the consideration (whether cash, securities or other property) received as a result of the Corporate Transaction by holders of Stock for each share of Stock held immediately prior to the consummation of the Corporate Transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Stock); provided, however, that if the consideration received as a result of the Corporate Transaction is not solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof), the Committee may provide for the consideration to be received upon the exercise of Award to consist of or be based on solely common stock (or its equivalent) of the acquiring or succeeding entity (or an affiliate thereof) equivalent in value to the per share consideration received by holders of outstanding shares of Stock as a result of the Corporate Transaction.

(c) Related Matters. In taking any of the actions permitted under this Section 8.4, the Committee shall not be obligated to treat all Awards, all Awards held by a Participant, or all Awards of the same type, identically. Any determinations required to carry out the foregoing provisions of this Section 8.4, including, but not limited to, the market value of other consideration received by holders of Stock in a Corporate Transaction and whether substantially equivalent awards have been substituted, shall be made by the Committee acting in its sole and absolute discretion. In connection with any action or actions taken by the Committee in respect of Awards and in connection with a Transaction, the Committee may require such acknowledgements of satisfaction and releases from Participants as it may determine.

8.5.   Clawback. If the Committee determines that a Participant has intentionally committed an act of embezzlement, fraud, dishonesty, or breach of fiduciary duty during the Participant's employment that contributed to an obligation to restate the Company's financial statements, the Participant shall be required to repay to the Company, in cash and upon demand, Award Proceeds (defined below) resulting from any sale or other disposition of Shares issued or issuable under an Award (a) if the sale or disposition was effected during the twelve-month period following the first public issuance or filing with the SEC of the financial statements required to be restated, or (b) if the Shares were issued as a result of vesting criteria that were determined to be satisfied based all or in part on the financial statements required to be restated. In the preceding sentence, "Award Proceeds" means, with respect to any sale or other distribution, an amount determined appropriate by the Committee to reflect the effect of the restatement on the Company's stock price, up to the amount equal to the number of Shares sold or disposed multiplied by the excess of Market Value at the time of such sale or disposition over the amount paid, if any, to purchase such Shares.

9.   Settlement of Awards

9.1.   In General. Awards of Restricted Stock shall be settled in accordance with their terms. All other Awards may be settled in cash or Stock, or a combination thereof, as determined by the Committee at or after grant and subject to any contrary Award Agreement. The Committee may not require settlement of any Award in Stock pursuant to the immediately preceding sentence to the extent issuance of such Stock would be prohibited or unreasonably delayed by reason of any other provision of the Plan.

9.2.   Violation of Law. Notwithstanding any other provision of the Plan or the relevant Award Agreement, if, at any time, in the reasonable opinion of the Company, the issuance of shares of Stock covered by an Award may constitute a violation of law, then the Company may delay such issuance and the delivery of a certificate for such shares until (i) approval shall have been obtained from such governmental agencies, other than the Securities and Exchange Commission, as may be required under any applicable law, rule, or regulation and (ii) in the case where such issuance would constitute a violation of a law administered by or a regulation of the Securities and Exchange Commission, one of the following conditions shall have been satisfied:

(a) the shares of Stock are at the time of the issue of such shares effectively registered under the Securities Act of 1933, as amended; or

(b) the Company shall have determined, on such basis as it deems appropriate (including an opinion of counsel in form and substance satisfactory to the Company) that the sale, transfer, assignment, pledge, encumbrance or other disposition of such shares does not require registration under the Securities Act of 1933, as amended or any applicable State securities laws.

The Company shall make all reasonable efforts to bring about the occurrence of said events.

9.3.   Corporate Restrictions on Rights in Stock. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the charter, certificate or articles, and by-laws, of the Company. Whenever Stock is to be issued pursuant to an Award, if the Committee so directs at or after grant, the Company shall be under no obligation to issue such shares until such time, if ever, as the recipient of the Award (and any person who exercises any Option, in whole or in part), shall have become a party to and bound by the Stockholders' Agreement, if any. In the event of any conflict between the provisions of this Plan and the provisions of the Stockholders' Agreement, the provisions of the Stockholders' Agreement shall control except as required to fulfill the intention that any Incentive Option qualify as such, but insofar as possible the provisions of the Plan and such Agreement shall be construed so as to give full force and effect to all such provisions.

9.4.   Investment Representations. The Company shall be under no obligation to issue any shares of Stock covered by any Award unless the shares to be issued pursuant to Awards granted under the Plan have been effectively registered under the Securities Act of 1933, as amended, or the Participant shall have made such written representations to the Company (upon which the Company believes it may reasonably rely) as the Company may deem necessary or appropriate for purposes of confirming that the issuance of such shares will be exempt from the registration requirements of that Act and any applicable state securities laws and otherwise in compliance with all applicable laws, rules and regulations, including, but not limited to, that the Participant is acquiring the shares for his or her own account for the purpose of investment and not with a view to, or for sale in connection with, the distribution of any such shares.

9.5.   Registration. If the Company shall deem it necessary or desirable to register under the Securities Act of 1933, as amended, or other applicable statutes any shares of Stock issued or to be issued pursuant to Awards granted under the Plan, or to qualify any such shares of Stock for exemption from the Securities Act of 1933, as amended or other applicable statutes, then the Company shall take such action at its own expense. The Company may require from each recipient of an Award, or each holder of shares of Stock acquired pursuant to the Plan, such information in writing for use in any registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for that purpose and may require reasonable indemnity to the Company and its officers and directors from that holder against all losses, claims, damage and liabilities arising from use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made. In addition, the Company may require of any such person that he or she agree that, without the prior written consent of the Company or the managing underwriter in any public offering of shares of Stock, he or she will not sell, make any short sale of, loan, grant any option for the purchase of, pledge or otherwise encumber, or otherwise dispose of, any shares of Stock during the period not to exceed 180 days commencing on the effective date of the registration statement relating to the underwritten public offering of securities. Without limiting the generality of the foregoing provisions of this Section 9.5, if in connection with any underwritten public offering of securities of the Company the managing underwriter of such offering requires that the Company's directors and officers enter into a lock-up agreement containing provisions that are more restrictive than the provisions set forth in the preceding sentence, then (a) each holder of shares of Stock acquired pursuant to the Plan (regardless of whether such person has complied or complies with the provisions of clause (b) below) shall be bound by, and shall be deemed to have agreed to, the same lock-up terms as those to which the Company's directors and officers are required to adhere; and (b) at the request of the Company or such managing underwriter, each such person shall execute and deliver a lock-up agreement in form and substance equivalent to that which is required to be executed by the Company's directors and officers.

9.6.   Placement of Legends; Stop Orders; etc. Each share of Stock to be issued pursuant to Awards granted under the Plan may bear a reference to the investment representations made in accordance with Section 9.4 in addition to any other applicable restrictions under the Plan, the terms of the Award and if applicable under the Stockholders' Agreement and to the fact that no registration statement has been filed with the Securities and Exchange Commission in respect to such shares of Stock. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

9.7.   Tax Withholding. Whenever shares of Stock are issued or to be issued pursuant to Awards granted under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy federal, state, local or other withholding tax requirements if, when, and to the extent required by law (whether so required to secure for the Company an otherwise available tax deduction or otherwise) prior to the delivery of any certificate or certificates for such shares. The obligations of the Company under the Plan shall be conditional on satisfaction of all such withholding obligations and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the recipient of an Award. However, in such cases Participants may elect, subject to the approval of the Committee, acting in its sole discretion, to satisfy an applicable withholding requirement, in whole or in part, by having the Company withhold shares of Stock to satisfy their tax obligations. Participants may only elect to have shares of Stock withheld having a Market Value on the date the tax is to be determined equal to the minimum statutory total tax which could be imposed on the transaction. All elections shall be irrevocable, made in writing, signed by the Participant, and shall be subject to any restrictions or limitations that the Committee deems appropriate.

9.8.   Company Charter and By-Laws; Other Company Policies. This Plan and all Awards granted under the Plan (including the exercise, settlement or exchange of an Award) are subject to and must comply with the certificate of incorporation and by-laws of the Company, as they may be amended from time to time, and all other Company policies duly adopted by the Board, the Committee or any other committee of the Board as in effect from time to time regarding the acquisition, ownership or sale of Stock by employees and other service providers, including, without limitation, policies intended to limit the potential for insider trading and to avoid or recover compensation payable or paid on the basis of inaccurate financial results or statements, employee conduct, and other similar events.

10.   Reservation of Stock

The Company shall at all times during the term of the Plan and any outstanding Awards granted hereunder reserve or otherwise keep available such number of shares of Stock as will be sufficient to satisfy the requirements of the Plan (if then in effect) and the Awards and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

11.   Limitation of Rights in Stock; No Special Service Rights

A Participant shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the shares of Stock subject to an Award, unless and until a certificate shall have been issued therefor and delivered to the Participant or his agent. Any Stock to be issued pursuant to Awards granted under the Plan shall be subject to all restrictions upon the transfer thereof which may be now or hereafter imposed by the certificate of incorporation and the by-laws of the Company. Nothing contained in the Plan or in any Award Agreement shall confer upon any recipient of an Award any right with respect to the continuation of his or her employment or other association with the Company (or any Affiliate), or interfere in any way with the right of the Company (or any Affiliate), subject to the terms of any separate employment or consulting agreement or provision of law or certificate of incorporation or by-laws to the contrary, at any time to terminate such employment or consulting agreement or to increase or decrease, or otherwise adjust, the other terms and conditions of the recipient's employment or other association with the Company and its Affiliates.

12.   Unfunded Status of Plan

The Plan is intended to constitute an "unfunded" plan for incentive compensation, and the Plan is not intended to constitute a plan subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments with respect to Stock Rights and other Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

13.   Nonexclusivity of the Plan

Neither the adoption of the Plan by the Board nor any action taken in connection with the adoption or operation of the Plan shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options and restricted stock other than under the Plan, and such arrangements may be either applicable generally or only in specific cases.

14.   No Guarantee of Tax Consequences

Neither the Company nor any Affiliate, nor any director, officer, agent, representative or employee of either, guarantees to the Participant or any other person any particular tax consequences as a result of the grant of, exercise of rights under, or payment in respect of an Award, including, but not limited to, that an Option granted as an Incentive Option has or will qualify as an "incentive stock option" within the meaning of Section 422 of the Code or that the provisions and penalties of Section 409A of the Code, pertaining non-qualified plans of deferred compensation, will or will not apply.

15.   Termination and Amendment of the Plan

15.1.   Termination or Amendment of the Plan. Subject to the limitations contained in Section 15.3 below, including specifically the requirement of stockholder approval if applicable, the Board may at any time terminate the Plan or make such modifications of the Plan as it shall deem advisable. Unless the Board otherwise expressly provides, no amendment of the Plan shall affect the terms of any Award outstanding on the date of such amendment.

15.2.   No Repricing and No Cash Buyout. Other than in connection with an adjustment to an Award pursuant to Section 8, the Company shall not, without stockholder approval, at any time when the per Share exercise price of an Option or SAR is greater than Market Value of the underlying Shares, reduce the exercise price of such Option or SAR or exchange such Option or SAR for a new Award with a lower (or no) purchase price or for cash.

15.3.   Limitations on Amendments, Etc.

Without the approval of the Company's stockholders, no amendment or modification of the Plan by the Board may (i) increase the number of shares of Stock which may be issued under the Plan, (ii) change the description of the persons eligible for Awards, or (iii) effect any other change for which stockholder approval is required by law or the rules of any relevant stock exchange. Furthermore, except in connection with a Corporate Transaction, the terms of outstanding Stock Rights may not be amended to reduce their exercise price, nor may outstanding Stock Rights be cancelled in exchange for cash, Stock Rights with exercise prices that are less than the exercise prices of the original Stock Rights, or other Awards, without stockholder approval.

No amendment or modification of the Plan by the Board, or of an outstanding Award by the Committee, shall impair the rights of the recipient of any Award outstanding on the date of such amendment or modification or such Award, as the case may be, without the Participant's consent; provided, however, that no such consent shall be required if (i) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Corporate Transaction that such amendment or alteration either is required or advisable in order for the Company, the Plan or the Award to satisfy any law or regulation, including without limitation the provisions of Section 409A of the Code, or to meet the requirements of or avoid adverse financial accounting consequences under any accounting standard, or (ii) the Board or Committee, as the case may be, determines in its sole discretion and prior to the date of any Corporate Transaction that such amendment or alteration is not reasonably likely to significantly diminish the benefits provided under the Award, or that any such diminution has been adequately compensated.

16.   Notices and Other Communications

Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Chief Financial Officer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report.

17.   Administrative Provisions

Nothing contained in the Plan shall require the issuance or delivery of certificates for any period during which the Company has elected to maintain or caused to be maintained the evidence of ownership of its shares of Stock, either generally or in the case of Stock acquired pursuant to Awards, by book entry, and all references herein to such actions or to certificates shall be interpreted accordingly in light of the systems maintained for that purpose. Furthermore, any reference herein to actions to be taken or notices (including of grants of Awards) to be provided in writing or pursuant to specific procedures may be satisfied by means of and pursuant to any electronic or automated voice response systems the Company may elect to establish for such purposes, either by itself or through the services of a third party, for the period such systems are in effect.

18.   Governing Law

It is intended that all Awards shall be granted and maintained on a basis which ensures they are exempt from, or otherwise compliant with, the requirements of Section 409A of the Code and the Plan shall be governed, interpreted and enforced consistent with such intent. Neither the Committee nor the Company, nor any of its Affiliates or its or their officers, employees, agents, or representatives, shall have any liability or responsibility for any adverse federal, state or local tax consequences and penalty taxes which may result the grant or settlement of any Award on a basis contrary to the provisions of Section 409A of the Code or comparable provisions of any applicable state or local income tax laws. The Plan and all Award Agreements and actions taken thereunder otherwise shall be governed, interpreted and enforced in accordance with the laws of the state of California, without regard to the conflicts of laws principles thereof.

8x8, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ **PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.** ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2 and 3.

1. Election of Directors:

Nominee	For	Withhold
01 - GUY L. HECKER, JR.	☐	☐
02 - BRYAN R. MARTIN	☐	☐
03 - VIKRAM VERMA	☐	☐
04 - ERIC SALZMAN	☐	☐
05 - IAN POTTER	☐	☐
06 - JASWINDER PAL SINGH	☐	☐
07 - VLADIMIR JACIMOVIC	☐	☐

+

Proposal	For	Against	Abstain
2. To ratify the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2017.	☐	☐	☐
3. To approve amendments to the Company's 2012 Equity Incentive Plan, including (a) an increase in the number of shares reserved for issuance thereunder by 4,500,000 shares and (b) a limit on the annual value of equity awards to non-employee directors, among other changes.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears on your stock certificate. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should insert their titles.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 2 8 4 2 6 1 2 +

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▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

8x8, Inc.

Proxy — 8X8, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 22, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of 8x8, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, and hereby appoints Vikram Verma and Mary Ellen Genovese, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf of the undersigned, to represent the undersigned at the 2016 Annual Meeting of Stockholders of 8x8, Inc. to be held at the offices of the Company at 2125 O'Nel Drive, San Jose, California 95131 on Friday, July 22, 2016 at 10:00 a.m., PDT time, and at any adjournment or adjournments thereof, and to vote all shares of the Company's voting securities that the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side hereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PERSONS AND THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO TRANSACT ANY OTHER BUSINESS AND VOTE ON ANY OTHER MATTERS REFERRED TO IN SEC RULE 14a-4 THAT MAY PROPERLY COME BEFORE THE MEETING.

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.

8x8, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

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ENDORSEMENT_LINE______________ SACKPACK_____________

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MR A SAMPLE
DESIGNATION (IF ANY)
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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 AM, PST July 22nd, 2016.

Vote by Internet

- Go to **www.investorvote.com/EGHT**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposal 2 and 3.

1. Election of Directors:

Nominee	For	Withhold
01 - GUY L. HECKER, JR.	☐	☐
02 - BRYAN R. MARTIN	☐	☐
03 - VIKRAM VERMA	☐	☐
04 - ERIC SALZMAN	☐	☐
05 - IAN POTTER	☐	☐
06 - JASWINDER PAL SINGH	☐	☐
07 - VLADIMIR JACIMOVIC	☐	☐

Proposal	For	Against	Abstain
2. To ratify the appointment of Moss Adams LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2017.	☐	☐	☐
3. To approve amendments to the Company's 2012 Equity Incentive Plan, including (a) an increase in the number of shares reserved for issuance thereunder by 4,500,000 shares and (b) a limit on the annual value of equity awards to non-employee directors, among other changes.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

Meeting Attendance
Mark box to the right if you plan to attend the Annual Meeting. ☐

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears on your stock certificate. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should insert their titles.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 U P X 2 8 4 2 6 1 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

8x8, Inc.

Proxy — 8X8, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 22, 2016

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of 8x8, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, and hereby appoints Vikram Verma and Mary Ellen Genovese, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf of the undersigned, to represent the undersigned at the 2016 Annual Meeting of Stockholders of 8x8, Inc. to be held at the offices of the Company at 2125 O'Nel Drive, San Jose, California 95131 on Friday, July 22, 2016 at 10:00 a.m., PDT time, and at any adjournment or adjournments thereof, and to vote all shares of the Company's voting securities that the undersigned would be entitled to vote if then and there personally present, on all matters set forth on the reverse side hereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS INDICATED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE PERSONS AND THE PROPOSALS ON THE REVERSE SIDE HEREOF AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO TRANSACT ANY OTHER BUSINESS AND VOTE ON ANY OTHER MATTERS REFERRED TO IN SEC RULE 14a-4 THAT MAY PROPERLY COME BEFORE THE MEETING.

Please mark, sign, date and return the proxy card promptly using the enclosed envelope.